UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

QUANTUM COMPUTING INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

QUANTUM COMPUTING INC.

August 12, 2022

Dear Fellow Quantum Computing Stockholders:

We invite you to attend the 2022 Annual Meeting of Stockholders of Quantum Computing Inc. to be held at the Quantum Computing corporate offices located at 215 Depot Court SE, Suite 215, Leesburg, VA 20175 on Wednesday, September 21, 2022, at 10:00 a.m. local time.

The Notice of the Annual Meeting and Proxy Statement accompanying this letter provide information concerning matters to be considered and acted upon at the meeting. Immediately following the meeting, a report on our operations will be presented, including a question-and-answer and discussion period. Our 2021 results are presented in detail in our Annual Report.

Your vote is very important.    We encourage you to read all of the important information in the Proxy Statement and vote your shares as soon as possible. Whether or not you plan to attend, you can be sure your shares are represented at the Annual Meeting by promptly submitting your proxy or voting instructions by the Internet, by telephone or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.

On behalf of the Board of Directors, thank you for your continued confidence and investment in Quantum Computing.

Sincerely,
/s/ Robert Liscouski
Robert Liscouski Chairman of the Board of Directors

QUANTUM COMPUTING INC.

215 Depot Court SE, Suite 215
Leesburg, VA 20175
Telephone: (703) 436-2161

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on Wednesday, September 21, 2022

To the Stockholders of Quantum Computing Inc.:

The 2022 Annual Meeting of the Stockholders (the “Annual Meeting”) of Quantum Computing Inc. a Delaware corporation (together with its subsidiaries, “Company”, “Quantum Computing”, “we”, “us” or “our”), will be held on Wednesday, September 21, 2022, at 10:00 a.m. local time at the Company’s offices at 215 Depot Court SE, Suite 215, Leesburg, VA 20175. The purpose of the meeting is to consider and act upon the following matters:

1.      To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.      To approve the potential issuance of shares in excess of 19.99% of the shares of our common stock that were outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) (the “Share Issuance Proposal”) upon the conversion of the shares of Series B convertible preferred stock of the Company and the exercise of the warrants that may be issued under the Agreement and Plan of Merger by and among the Company, QPhoton, Inc. and the other parties thereto (the “QPhoton Agreement and Plan of Merger”) (Proposal No. 2);

3.      To adopt the Amended and Restated Certificate of Incorporation of the Company (the “Restated Charter”) (Proposal No. 3);

4.      To approve the Quantum Computing Inc. 2022 Equity and Incentive Plan (the “2022 Plan”) (Proposal No. 4);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement (Proposal No. 5);

6.      To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 6);

7.      To ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and Series A convertible preferred stock, par value $0.0001 per share (the “Series A Preferred Stock”), at the close of business on July 29, 2022 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. The holders of the Series A Preferred Stock are entitled to notice and to vote at the Annual Meeting pursuant to Section 14 of the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock which entitles the Series A Preferred Stock holders to vote on any matter that adversely affects them which Proposal 2 falls within.

All stockholders are cordially invited to attend the Annual Meeting. We are providing proxy material access to our stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert Liscouski
Robert Liscouski
Chief Executive Officer and Chairman of the Board of Directors
Leesburg, VA
August 12, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 21, 2022

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.

i

QUANTUM COMPUTING INC.
215 Depot Court SE, Suite 215
Leesburg, VA 20175
Telephone: (703) 436-2161

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 21, 2022

GENERAL INFORMATION ABOUT THE PROXY
STATEMENT AND ANNUAL MEETING

General

The enclosed proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Quantum Computing Inc. (the “Company,” “we” or “us”), for use at the 2022 Annual Meeting of the Company’s stockholders (the “Annual Meeting”) to be held at 215 Depot Court SE, Suite 215, Leesburg, VA 20175, on Wednesday, September 21, 2022, at 10:00 a.m. local time, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Accompanying this Proxy Statement is a proxy/voting instruction form (the “Proxy”) for the Annual Meeting, which you may use to indicate your vote as to the proposals contained in this Proxy Statement. Whether or not you expect to attend the meeting in person, please submit your Proxy to vote your shares as promptly as possible to ensure that your vote is counted. It is contemplated that this Proxy Statement and the accompanying form of Proxy will first be mailed to the Company’s stockholders on or about August 12, 2022.

Revocability of Proxies

All Proxies which are properly completed, signed and returned prior to the Annual Meeting, and which have not been revoked, will be voted in favor of the proposals described in this Proxy Statement unless otherwise directed. A stockholder may revoke his or her Proxy at any time before it is voted either by filing with the Chief Executive Officer of the Company, at its principal executive offices located at 215 Depot Court SE, Suite 215, Leesburg, VA 20175, a written notice of revocation or a duly-executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

Solicitation of Proxies

The Company will solicit stockholders by mail through its regular employees and will request banks and brokers and other custodians, nominees and fiduciaries, to solicit their customers who have stock of the Company registered in the names of such persons and will reimburse them for reasonable, out-of-pocket costs. In addition, the Company may use the service of its officers and directors to solicit proxies, personally or by telephone, without additional compensation.

Record Date

The holders of record of the outstanding shares of Common Stock and Series A Preferred Stock at the close of business on July 29, 2022 (the “Record Date”), will be entitled to receive notice of, attend and vote at the meeting.

Voting Securities

As of July 29, 2022, there were 33,904,329 shares of Common Stock issued and outstanding and 1,500,004 shares of Series A Preferred Stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company entitled to vote at the Annual Meeting. Holders of Common Stock and Series A Preferred Stock as of the Record Date are entitled to one vote for each share of Common Stock held by them as of the Record Date and one vote for each share of Series A Preferred Stock held by them as of the Record Date.

The presence in person or by proxy of the holders of a majority in interest of all stock of the Company issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. In the absence of a quorum at the meeting, the meeting may be adjourned from time to time without notice, other than announcement at the meeting, until a quorum is formed. The enclosed Proxy reflects the number of shares that you are entitled to vote pursuant to such Proxy. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including broker non-votes (as described below), are considered stockholders who are present for purposes of determining the presence of a quorum.

Why am I being provided with these proxy materials?

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com in connection with the solicitation by our Board of proxies for the matters to be voted on at our Annual Meeting and at any adjournment or postponement thereof.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Voting of Proxies

All valid proxies to vote shares received prior to the Annual Meeting will be voted. The Board of Directors recommends that you submit a proxy to vote your shares even if you plan to attend the Annual Meeting. You can submit a proxy to vote your shares via Internet or mail. To submit a proxy via Internet, go to www.proxyvote.com and follow the instructions. To submit a proxy by mail, fill out the enclosed Proxy, sign and date it, and return it in the enclosed postage-paid envelope to Broadridge Financial Solutions, Inc. Voting by proxy will not limit your right to vote at the Annual Meeting if you attend the Annual Meeting and vote in person. However, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy executed in your favor, from the holder of record to be able to vote at the Annual Meeting.

Voting Procedures and Vote Required

Your vote is important no matter how many shares you own.    Please take the time to submit a proxy to vote your shares. Take a moment to read the instructions below. Choose the way that is easiest and most convenient for you, and submit a proxy to vote your shares as soon as possible.

If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, broker or other nominee, you may cause your shares to be voted in one of three ways:

•        You may submit a proxy to vote your shares over the Internet or by Telephone.    You may submit a proxy to vote your shares by following the “Vote by Internet” instructions on the accompanying proxy card or the “Vote by Phone” instructions on the accompanying proxy card. If you submit a proxy over the Internet, you do not need to submit a proxy by telephone or complete and mail your proxy card.

•        You may vote in Person.    You may vote your shares in person if you attend the Annual Meeting.

•        You may submit a proxy to vote your shares by mail.    If you requested a proxy card by mail, you may cause your shares to be voted by completing, dating and signing the proxy card delivered and promptly mailing it in the postage-paid envelope provided. If you submit a proxy by mail, you do not need to submit a proxy over the Internet or by telephone.

Uninstructed Shares

All proxies that are executed and returned or are otherwise submitted over the Internet or by telephone will be voted on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders in accordance with the instructions set forth therein. However, if no choice is specified on a proxy as to one or more of the proposals, the proxy will be voted in accordance with the Board of Directors’ recommendations on such proposals as set forth in this proxy statement.

Votes Required to Approve a Proposal

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common Stock and Series A Preferred Stock represented in person or by proxy (including shares present in person or by proxy which abstain or do not vote with respect to one or more of the matters presented for stockholder approval and shares for which broker non-votes occur) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal No. 1: Election of Directors.    Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes cast at the Annual Meeting. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Shares for which a vote is withheld from a director nominee will not be voted with respect to the director nominee indicated and, assuming that any such vote withheld from the director nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors although such shares will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 2: To Approve the Potential Issuance of shares in Excess of 19.99% of the Shares of our Common Stock that were Outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the Conversion of the Shares of Series B Convertible Preferred Stock of the Company and the Exercise of the Warrants that may be Issued under the QPhoton Agreement and Plan of Merger.    Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” In order to be approved, the Share Issuance Proposal must be approved by a majority of the votes cast for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 3: To Adopt the Restated Charter.    Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of each of (i) a majority of the outstanding shares of Common Stock entitled to vote thereon, (ii) a majority of the outstanding shares of Series A Preferred Stock entitled to vote thereon and (ii) a majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote the adoption of the Restated Charter, voting together as a single class, is required for the adoption of the Restated Charter. Abstentions and broker non-votes will have the effect of a vote against this proposal.

Proposal No. 4: To Approve the 2022 Plan.    Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” In order to be approved, the proposal to approve the 2022 Plan must be approved by a majority of the votes cast for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 5: To Approve the Compensation of the Company’s Named Executive Officers.    Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The non-binding advisory proposal to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval of a majority of the votes cast for or against such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 6: To Recommend the Frequency of Future Advisory Votes on Compensation.    Votes may be cast: “ONE YEAR,” “TWO YEARS,” “THREE YEARS” or “ABSTAIN.” In order for the recommendation, on a non-binding advisory basis, of a one-year, two-year or three-year frequency for future advisory votes on the compensation of the Company’s named executive officers to be approved by the stockholders, the recommendation of such frequency must be approved by a majority of the votes cast in favor of one of these three options for the frequency of future advisory votes on the compensation of the Company’s named executive officers. This is a non-binding advisory proposal, and to the extent that none of these three options are approved by sufficient votes for the recommendation of such option to have been duly approved by the stockholders, in that case the Board intends to consider the option receiving the greatest number of affirmative votes to be the option preferred by the stockholders. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 7: To Ratify the Selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.    Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The proposal to ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for its current fiscal year requires the approval of a majority of the votes cast for or against such proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Tabulation and Reporting of Voting Results

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. The Company will publish the final voting results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

This proxy statement, the accompanying proxy card and our 2021 annual report to stockholders were first made available to stockholders on or about August 12, 2022.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Quantum Computing Inc., 215 Depot Court SE, Suite 215, Leesburg, VA 20175.

Proxy Materials Are Available on the Internet

The Company uses the Internet as the primary means of furnishing proxy materials to stockholders. We send a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) to our stockholders with instructions on how to access the proxy materials online at www.proxyvote.com or request a printed copy of materials.

Stockholders may follow the instructions in the Notice of Internet Availability to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials online to reduce environmental impact and mailing costs.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Annual Meeting of Stockholders. According to our records, you were a holder of shares of Common Stock or Series A Preferred Stock of the Company as of the end of business on July 29, 2022.

You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about August 12, 2022 to all stockholders of record on the Record Date entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include this proxy statement for the Annual Meeting and the proxy card.

What is the proxy card?

The proxy card enables you to appoint Robert Liscouski, our Chief Executive Officer, and Christopher Roberts, our Chief Financial Officer, as your representatives at the Annual Meeting, with full power of substitution and re-substitution. By completing and returning a proxy card, you are authorizing Mr. Liscouski and Mr. Roberts to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the Annual Meeting being held?

The Annual Meeting will be held on September 21, 2022, commencing at 10:00 a.m., local time, at 215 Depot Court SE, Suite 215, Leesburg, VA 20175.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card are available at www.proxyvote.com.

Who can vote at the Annual Meeting?

Only holders of record of outstanding shares of Common Stock and Series A Preferred Stock at the close of business on July 29, 2022 will be entitled to vote at the Annual Meeting. On this Record Date, there were 33,904,329 shares of Common Stock outstanding and entitled to vote and 1,500,004 shares of Series A Preferred Stock outstanding and entitled to vote.

The Annual Meeting will begin promptly at 10:00 a.m., local time. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the check-in procedures.

Stockholder of Record: Shares Registered in Your Name

If on July 29, 2022 your shares of Common Stock or Series A Preferred Stock were registered directly in your name with Quantum Computing’s transfer agent, Worldwide Stock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 29, 2022 your shares or Common Stock or Series A Preferred Stock were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.      To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified (Proposal No. 1);

2.      To approve the potential issuance of shares in excess of 19.99% of the shares of our Common Stock that were outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the conversion of the shares of Series B convertible preferred stock, par value $0.0001 per share (the “Series B Preferred Stock”), of the Company and the exercise of the warrants that may be issued under the QPhoton Agreement and Plan of Merger (Proposal No. 2)

3.      To adopt the Restated Charter (Proposal No. 3);

4.      To approve the Company’s 2022 Equity and Incentive Plan (the “2022 Plan”) (Proposal No. 4);

5.      To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (Proposal No. 5);

6.      To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers (Proposal No. 6);

7.      To ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7); and

8.      To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board is not currently aware of any other business that will be brought before the Annual Meeting.

How do I vote?

On all matters except Proposal No. 1 (the election of directors) and Proposal No. 6 (the non-binding advisory proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executed officers), you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting on the proposal. With respect to Proposal No. 1, for each nominee standing for election to the Board, you may for “FOR” such nominee’s election or “WITHHOLD” authority to vote for nominee’s election; provided that you may not vote any shares “FOR” the election of more than five nominees. With respect to Proposal No. 6, you may vote to recommend that future advisory votes on the compensation of the Company’s named executed officers be held every “ONE YEAR,” “TWO YEARS” or “THREE YEARS,” or you may “ABSTAIN” from voting on this proposal. The procedures for voting your shares in accordance with these options are summarized below:

Stockholder of Record: Shares Registered in Your Name

If you hold shares of Common Stock or Series A Preferred Stock of record as of the Record Date, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card or via telephone, or the Internet. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person even if you have already voted by proxy.

•        To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 215 Depot Court SE, Suite 215, Leesburg, VA 20175.

•        To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•        To submit a proxy via the Internet, follow the “Vote by Internet” instructions on the accompanying proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted. Alternatively, you may be able to cause your shares to be voted by telephone or over the Internet by following instructions provided by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you hold as of the Record Date and one vote for each share of Series A Preferred Stock you hold as of the Record Date.

What is a quorum for purposes of conducting the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority in interest of all stock of the Company issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice, other than announcement at the meeting, until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the nominees nominated by the Board as directors (Proposal No. 1), “FOR” approval of the potential issuance of shares in excess of 19.99% of the shares of our Common Stock that were outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the conversion of the shares of Series B Preferred Stock and the exercise of the warrants that may be issued under the QPhoton Agreement and Plan of Merger (Proposal No. 2), “FOR” adoption of the Restated Charter (Proposal No. 3), “FOR” approval of the 2022 Plan (Proposal No. 4), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 5), to recommend that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “ONE YEAR” (Proposal No. 6), and “FOR” ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7), and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” the election of each of the nominees nominated by the Board as directors (Proposal No. 1), “FOR” approval of the potential issuance of shares in excess of 19.99% of the shares of our Common Stock that were outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the conversion of the shares of Series B Preferred Stock and the exercise of the warrants that may be issued under the QPhoton Agreement and Plan of Merger (Proposal No. 2), “FOR” adoption of the Restated Charter (Proposal No. 3), “FOR” approval of the 2022 Plan (Proposal No. 4), “FOR” approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers (Proposal No. 5), to recommend that the frequency of future advisory votes on the compensation of the Company’s named executive officers will be “ONE YEAR” (Proposal No. 6), and “FOR” ratification of the appointment of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 7). Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will bear the cost of mailing and solicitation of proxies. Proxies may be solicited by mail or personally by our directors, officers or employees, none of whom will receive additional compensation for such solicitation. Those holding shares as of record for the benefit of others, or nominee holders, are being asked to distribute proxy soliciting materials to, and request voting instructions from, the beneficial owners of such shares. We will reimburse nominee holders for their reasonable out-of-pocket expenses.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Quantum Computing Inc. stockholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at 866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•        You may submit another properly completed proxy card with a later date or subsequently submit another proxy to vote your shares via the Internet or via telephone;

•        You may send a timely written notice that you are revoking your proxy to the Company at 215 Depot Court SE, Suite 215, Leesburg, VA 20175, Attn: Chief Executive Officer; or

•        You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting. For each of Proposals No. 2, 3, 4 and 7, the inspector of elections will separately count “For” and “Against” votes, the number of shares that “Abstain” from voting on such proposal and, except with respect to Proposal No. 7 (for which no broker non-votes will occur), broker non-votes. For Proposal No. 1, the inspector of elections will separately count, with respect to each nominee standing for election, the number of votes cast “For” such nominee’s election, the number of votes for which the stockholders elected to “Withhold” authority to vote for such nominee and the number of broker non-votes. For Proposal No. 6, the inspector of elections will separately count the number of votes cast in favor of the recommendation of each of “One Year,” “Two Years” and “Three Year” frequency of future advisory votes on the compensation of the Company’s named executive officers, the number of shares that “Abstain” from voting on such proposal and the number of broker non-votes. Abstentions will not be counted as votes “For” or “Against” any matter.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•        as necessary to meet applicable legal requirements;

•        to allow for the tabulation and certification of votes; and

•        to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

CORPORATE GOVERNANCE

Board of Directors

Set forth below are the names of and certain biographical information about each member of our Board of Directors. The information presented includes each director’s principal occupation and business experience for the past five years and the names of other public companies of which he or she has served as a director during the past five years.

The Board of Directors, upon the recommendation of our Nominating and Corporate Governance Committee, has nominated: Robert Liscouski, Dr. Yuping Huang, Bertrand Velge, Robert Fagenson and Michael Turmelle for election as directors, each to hold office until the next annual meeting of stockholders of the Company and until their successors are elected and qualified or until their earlier resignation or removal.

Name	Current Age	Position
Robert Liscouski	68	Chairman of the Board of Directors, President, and Chief Executive Officer (Principal Executive Officer)
Dr. Yuping Huang	43	Chief Quantum Officer, Director
Bertrand Velge	62	Director
Robert Fagenson	74	Director
Michael Turmelle	63	Director

The following noteworthy experience, qualifications, attributes and skills for each Board member, led to our conclusion that the person should serve as a director in light of our business and structure:

Robert Liscouski, President, Chief Executive Officer and Chairman of the Board

Mr. Liscouski, age 68, is the Chairman and CEO of Quantum Computing. Mr. Liscouski is CEO and Founder of Convergent Risk Group LLC and a proven security professional, thought leader and successful entrepreneur with over 35 years of senior level security operational and company leadership experience in government and public and private companies.

Mr. Liscouski is a recognized Security Industry leader in assessing, mitigating and managing physical and cyber security risk in private sector enterprises and state and federal government agencies. Mr. Liscouski has extensive experience in leading innovative start up and turn around companies as well as building programs for large government organizations and is recognized as a leader in identifying emerging security technologies. He serves as a “Trusted Advisor” to senior officials within government and private sector, providing guidance in areas such as physical and cyber security, crisis management, organizational development and strategic planning. Mr. Liscouski’s career has spanned local law enforcement, senior government and private sector positions from operations to senior leadership and Boards of Directors. He started his career as an undercover and homicide investigator, and Special Agent with the Diplomatic Security Service and progressed to senior federal government positions where he served as a senior advisor to the intelligence community and was appointed by President George W. Bush as the first Assistant Secretary for Infrastructure Protection at the Department of Homeland Security. He most recently was President of a public company that became a leader in the explosive trace detection industry culminating in the sale of the technology to L3 Communications. Mr. Liscouski is a frequent contributor to CNBC, CNN, Fox News, and other business and security media on Homeland Security and Terrorism issues.

Yuping Huang, Chief Quantum Officer, Director

Dr. Yuping Huang, the Company’s Chief Quantum Officer and Director, age 43, has over 20 years of experience in commercial and academic settings, with pioneering research in a wide spectrum of quantum physics, optics, and technology. Prior to joining the Company, Yuping founded QPhoton, Inc. (“QPhoton”), where he served as CEO from 2020 to 2022. QPhoton was a development stage company commercializing quantum photonic technology and devices to provide innovative and practical quantum solutions for critical challenges facing big data, cyber, remote sensing, and healthcare industries. Dr. Huang worked as a postdoctoral fellow, a research faculty member, and principal investigator at Northwestern University from 2009-2014. In 2014 he joined the faculty of Stevens Institute of Technology where he continues to serve to this date. Dr. Huang is the founding director of the Center for Quantum Science and Engineering and Gallagher Associate Professor of Physics at Stevens Institute of Technology. He received a Bachelor of Science in modern physics from the University of Science and Technology of China in 2004 and a PhD in quantum AMO physics in 2009 from Michigan State University.

The Board believes that Dr. Huang’s experience in quantum computing and technology makes him ideally qualified to help lead the Company towards continued growth and success as the Company continues to develop and commercialize its offerings and expand its business plan.

Bertrand Velge, Director

Mr. Velge, age 62, is the Managing Director of Graftyset, Ltd., a privately held company based in the United Kingdom. Graftyset is a wholesale distributor of wine, beer and other alcoholic and non-alcoholic beverage, based in Sidcup, Kent (UK). Mr. Velge has served as Managing Director since the company was incorporated in 2003 under the name of Otterden Vintners, Ltd. Mr. Velge also served as Director for Aliunde Ltd. since 2005. Mr. Velge has over twenty years of experience in multi-disciplinary venture investing and was managing director and co-founder of a fund that trades equities in Europe, Asia and the US focusing on IPOs. He speaks English, Flemish and French, and is a graduate of the Universite Catholique de Louvain.

Robert Fagenson, Director

Mr. Fagenson, age 74, serves as a member of the board of directors of National Holdings Corporation (“NHS”) since March 2012. He serves as vice chairman of the board of directors of NHS since September 2016. Mr. Fagenson previously served as co-chief executive officer of NHS from January 3, 2017 to January 31, 2017, as chief executive officer and chairman of the board of directors of NHS from December 2014 to September 2016, and as executive vice-chairman of the board of directors of NHS from July 2012 to December 2014. Mr. Fagenson has been a branch owner at NHS, an operating company of NHS, since 2012, and president of Fagenson & Co., Inc., a family investment company, since 1982. Mr. Fagenson spent the majority of his career at the New York Stock Exchange (NYSE), where he was managing partner of one of the exchange’s largest specialist firms. While at the NYSE, Mr. Fagenson served as a governor on the trading floor and was elected to the NYSE board of directors in 1993, where he served for six years, eventually becoming vice chairman of the NYSE board of directors from 1998 to 1999 and 2003 to 2004. Mr. Fagenson has served as director of the New York City Police Museum since 2005, and as director of the Federal Law Enforcement Officers Association Foundation since 2009. He has also served on the board of directors of Sigma Alpha Mu Foundation since 2011 and on the board of directors of New York Edge since 2015. In addition, Mr. Fagenson served as the non-executive chairman of Document Security Systems, Inc. from 2012 to 2018 (NYSEMKT: DSS). He is currently a member of the alumni board of the Whitman School of Business at Syracuse University.

Mr. Fagenson received his B.S. in Transportation Sciences & Finance from Syracuse University in 1970. The Board believes that Mr. Fagenson’s experience in the securities industry and knowledge of the Company as its former chief executive officer qualifies him to serve as a member of the board.

Michael Turmelle, Director

Mr. Turmelle, age 63, has served on the board of directors of Ideal Power Inc. since December 2017 and as Chairman of Ideal Power’s board as of 2021. Since January 2018, Mr. Turmelle has served as the Managing Director of Hayward Tyler, which he joined in February 2015. Hayward Tyler designs, manufactures and services performance-critical electric motors and pumps to meet the most demanding of applications for the global energy industry, as both an original equipment manufacturer supplier and trusted partner. Previously, Mr. Turmelle ran his own consulting company working with start-ups and turn-arounds in the areas of renewable energy, medical and other advanced technologies. Mr. Turmelle has served on numerous Board of Directors including the Board of Directors of Implant Sciences Corp., an explosive and narcotic trace detection company, where he served as Chairman of the Board from 2015 to 2017. Mr. Turmelle was Chief Financial Officer and Chief Operating Officer and a member of the Board of Directors of SatCon Technology Corporation. Mr. Turmelle was also on the Board of Directors of Beacon Power, a SatCon spin-off company dealing in flywheel energy storage. Mr. Turmelle has a BA in Economics from Amherst College and is a graduate of General Electric’s Financial Management Program. Mr. Turmelle brings to our Board years of public company executive experience as well as extensive experience in finance and operations and in the field of electrical technology.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of the Company’s common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based solely on the Company’s review of the copies of such Forms and written representations from certain reporting persons, the Company believes that all filings required to be made by the Company’s Section 16(a) reporting persons during the Company’s fiscal year ended December 31, 2021 were made on a timely basis, other than: a Form 3 filed by William J. McGann on November 5, 2021, and a Form 3 filed by Robert B Fagenson on November 10, 2021, a Form 4 filed by Justin Schreiber on April 1, 2021, reporting purchases of 250,000 shares of Common Stock back to January 21, 2021, a Form 4 filed by Robert Liscouski on May 19, 2021, reporting exercise of options to purchase 250,000 shares of Common Stock back to April 26, 2021, and a Form 4 filed by Christopher Roberts on May 19, 2021, reporting exercise of options to purchase 400,000 shares of Common Stock back to April 26, 2021.

Code of Ethics

The Company currently maintains a Code of Ethics which applies to all directors, officers, and employees. A copy of our Code of Ethics can be found on our website at www.quantumcomputinginc.com.

Board Composition and Director Independence

Our Board consists of five members. The directors will serve until our next annual meeting and until their successors are duly elected and qualified. The Company defines “independent” as that term is defined in Rule 5605(a)(2) of the NASDAQ listing standards.

In making the determination of whether a member of the Board is independent, our Board considers, among other things, transactions and relationships between each director and his immediate family and the Company, including those reported under the caption “Certain Relationships and Related-Party Transactions”. The purpose of this review is to determine whether any such relationships or transactions are material and, therefore, inconsistent with a determination that the directors are independent. On the basis of such review and its understanding of such relationships and transactions, our Board affirmatively determined that Bertrand Velge, Michael Turmelle and Robert Fagenson are qualified as independent and that they have no material relationship with us that might interfere with his or her exercise of independent judgment.

Board Committees; Audit Committee Financial Expert; Stockholder Nominations

Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. Each committee has its own charter, which is available on our website at www.quantumcomputing.com. Each of the Board committees has the composition and responsibilities described below.

Members will serve on these committees until their resignation or until otherwise determined by our Board of Directors.

Bertrand Velge, Robert Fagenson and Michael Turmelle are our independent directors.

The members of each committee are, as follows:

Audit Committee: Bertrand Velge, Robert Fagenson and Michael Turmelle with Mr. Fagenson serving as the Chairman. Our Board has determined the Mr. Fagenson is currently qualified as an “audit committee financial expert”, as such term is defined in Item 407(d)(5) of Regulation S-K.

Compensation Committee: Bertrand Velge, Robert Fagenson and Michael Turmelle. Mr. Turmelle serves as Compensation Committee Chairman.

Nominating and Governance Committee: Bertrand Velge, Robert Fagenson and Michael Turmelle. Mr. Velge serves as Chairman of the Nominating and Governance Committee.

Audit Committee

The Audit Committee oversees our accounting and financial reporting processes and oversee the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The specific functions of this Committee include, but are not limited to:

•        selecting and recommending to our Board the appointment of an independent registered public accounting firm and overseeing the engagement of such firm;

•        approving the fees to be paid to the independent registered public accounting firm;

•        helping to ensure the independence of the independent registered public accounting firm;

•        overseeing the integrity of our financial statements;

•        preparing an audit committee report as required by the SEC to be included in our annual proxy statement;

•        resolving any disagreements between management and the auditors regarding financial reporting;

•        reviewing with management and the independent auditors any correspondence with regulators and any published reports that raise material issues regarding the Company’s accounting policies;

•        reviewing and approving all related-party transactions; and

•        overseeing compliance with legal and regulatory requirements.

Compensation Committee

Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the board of directors and our executive officers.

The Committee’s compensation-related responsibilities include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives with respect to compensation for our Chief Executive Officer;

•        reviewing, approving and recommending to our Board on an annual basis the evaluation process and compensation structure for our other executive officers;

•        determining the need for and the appropriateness of employment agreements and change in control agreements for each of our executive officers and any other officers recommended by the Chief Executive Officer or Board;

•        providing oversight of management’s decisions concerning the performance and compensation of other company officers, employees, consultants and advisors;

•        reviewing our incentive compensation and other equity-based plans and recommending changes in such plans to our Board as needed, and exercising all the authority of our Board with respect to the administration of such plans;

•        reviewing and recommending to our Board the compensation of independent directors, including incentive and equity-based compensation; and

•        selecting, retaining and terminating such compensation consultants, outside counsel or other advisors as it deems necessary or appropriate.

Nominating and Corporate Governance Committee

The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies or newly created directorships on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board.

The Committee’s responsibilities include:

•        recommending to the Board nominees for election as directors at any meeting of stockholders and nominees to fill vacancies or newly created directorships on the Board;

•        considering candidates proposed by stockholders in accordance with the requirements in the Committee charter;

•        overseeing the administration of the Company’s code of business conduct and ethics;

•        reviewing with the entire Board, on an annual basis, the requisite skills and criteria for Board candidates and the composition of the Board as a whole;

•        the authority to retain search firms to assist in identifying Board candidates, approve the terms of the search firm’s engagement, and cause the Company to pay the engaged search firm’s engagement fee;

•        recommending to the Board on an annual basis the directors to be appointed to each committee of the Board;

•        overseeing an annual self-evaluation of the Board and its committees to determine whether it and its committees are functioning effectively; and

•        developing and recommending to the Board a set of corporate governance guidelines applicable to the Company.

The Nominating and Corporate Governance Committee may delegate any of its responsibilities to subcommittees as it deems appropriate. The Nominating and Corporate Governance Committee is authorized to retain independent legal and other advisors, and conduct or authorize investigations into any matter within the scope of its duties.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics applicable to our principal executive, financial and accounting officers and all persons performing similar functions. A copy of that code is available on our corporate website at www.quantumcomputinginc.com. We expect that any amendments to such code, or any waivers of its requirements, will be disclosed on our website.

Disclosure of Commission Position on Indemnification of Securities Act Liabilities

Our directors and officers are indemnified as provided by the Delaware corporate law and our bylaws. We have agreed to indemnify each of our directors and certain officers against certain liabilities, including liabilities under the Securities Act. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than our payment of expenses incurred or paid by our director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have been advised that in the opinion of the SEC indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

Involvement in Certain Legal Proceedings.

Our Chief Executive Officer, Mr. Robert Liscouski, was President of Implant Sciences Corporation, which filed a petition for bankruptcy on October 11, 2016 in the Delaware Bankruptcy Court.

With the exception of the foregoing, to the best of our knowledge, none of our directors or executive officers has, during the past ten years:

•        been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•        had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

•        been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

•        been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•        been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•        been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the Commission.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named executive officers paid by us during the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Liscouski	2021	361,900	190,000	0	1,712,500	0	0	0	2,264,400
Chief Executive	2020	360,000	40,000	1,264,000	75,000	0	0	0	1,739,000
Officer (PEO)		—	—	—	—	—	—	—	—

Christopher Roberts	2021	214,170	0	0	2,740,000	0	0	0	2,954,170
Treasurer (PFO)	2020	202,750	0	1,264,000	45,000	0	0	0	1,511,750
		—	—	—	—	—	—	—	—

William J. McGann	2021	0	0	0	0	0	22,903	0	22,903
Chief Operating Officer	2020	0	0	0	0	0	0	0	0
and Chief Technology		—	—	—	—	—	—	—	—
Officer(1)

David Morris,	2021	263,945	0	0	1,340,000	0	0	0	1,603,945
Chief Revenue	2020	0	0	0	0	0	0	0	0
Officer		—	—	—	—	—	—	—	—

____________

(1)      Mr. McGann was appointed as Chief Operating Officer of the Company on January 3, 2022.

Executive Employment Agreements

Mr. Liscouski Employment Agreement

On April 26, 2021, the Company entered into an amended and restated employment agreement (the “Liscouski Amended and Restated Employment Agreement”) with Mr. Robert Liscouski, the Company’s Chief Executive Officer. The Liscouski Amended and Restated Employment Agreement superseded and replaced Mr. Liscouski’s prior employment agreement with the Company. The Liscouski Amended and Restated Employment Agreement is for an initial term of three years and it will be automatically renewed for consecutive one-year terms at the end of the initial term. The Liscouski Amended and Restated Employment Agreement may be terminated with or without cause. Mr. Liscouski will receive an annual base salary of $400,000.00 and shall be eligible to earn a performance bonus of up to fifty percent (50%) of his base salary. Mr. Liscouski shall also receive 150,000 stock options per annum to purchase shares of Common Stock of the Company, beginning on the first anniversary of the Liscouski Amended and Restated Employment Agreement (the “Liscouski Equity Compensation”). The Liscouski Equity Compensation will vest over three years from date of its grant with one-third of the Liscouski Equity Compensation vesting on the date of grant, and the remainder of the Liscouski Equity Compensation vesting in equal monthly installments thereafter. To induce Mr. Liscouski to enter into the Liscouski Amended and Restated Employment Agreement, Mr. Liscouski received (i) 250,000 stock options to purchase shares of Common Stock of the Company (the “Liscouski Inducement Options”); and (ii) 250,000 stock options to purchase shares of Common Stock of the Company pursuant the Company’s listing on Nasdaq.

Upon termination of Mr. Liscouski without cause, or as a result of Mr. Liscouski’s resignation for Good Reason (as such term is defined in the Liscouski Amended and Restated Employment Agreement) the Company shall pay or provide to Mr. Liscouski severance pay equal to his then current monthly base salary for 12 months from the date of termination and all stock options granted by the Company and then held by Mr. Liscouski shall be accelerated and become fully vested and exercisable as of the date of Mr. Liscouski’s termination.

As a full-time employee of the Company, Mr. Liscouski will be eligible to participate in the Company’s benefit programs.

Mr. Roberts Employment Agreement

We entered into an employment agreement with Christopher Roberts, our Chief Financial Officer, on April 26, 2021 (the “Roberts Employment Agreement”) whereby Mr. Roberts is to provide the Company with financial and accounting and business strategy services. The agreement is for an indefinite term, subject to periodic review by the Board of Directors, stipulates a base salary of $300,000 per year. For the fiscal year ending December 31, 2021 and for subsequent fiscal years, the Roberts Employment Agreement allows for an annual incentive bonus in the amount up to $150,000 per year, subject to Mr. Roberts achieving certain performance based milestones that are established by the Board of Directors. In connection with the Roberts Employment Agreement, Mr. Roberts was issued 400,000 stock options to purchase shares of common stock of the Company (the “Roberts Stock Options”), which vest as follows: (i) 150,000 options vested immediately upon grant (ii) 83,333 options vested on the 12-month anniversary of the date of grant (iii), 83,333 options shall vest on the 24-month anniversary of the date of grant and (iv) 83,334 options shall vest on the 36-month anniversary of the date of grant.

Upon termination of Mr. Roberts without cause, or as a result of Mr. Roberts’ resignation for Good Reason (as such term is defined in the Roberts Employment Agreement) the Company shall pay or provide to Mr. Roberts severance pay equal to his then current monthly base salary for 12 months from the date of termination and all stock options granted by the Company and then held by Mr. Roberts shall be accelerated and become fully vested and exercisable as of the date of Mr. Roberts’ termination.

As a full-time employee of the Company, Mr. Roberts will be eligible to participate in the Company’s benefit programs.

Mr. McGann Employment Agreement

We entered into an employment agreement with William J. McGann, our Chief Operating Officer and Chief Technology Officer. Mr. McGann’s employment agreement is for an indefinite term and may be terminated with or without cause.

Pursuant to the McGann Employment Agreement, Mr. McGann will receive an annual base salary of $400,000. Mr. McGann shall be eligible to earn an annual cash bonus in an amount of up to thirty seven and one half percent (37.5%) of Base Salary, subject to achieving certain performance milestones that are to be established and approved by the Board. Pursuant to the McGann Employment Agreement, Mr. McGann was granted a stock option to purchase up to 535,000 shares of the Company’s Common Stock (the “McGann Stock Options”). The McGann Stock Options vest as follows (i) 178,333 options vested immediately upon grant (ii) 178,333 options shall vest on the 12-month anniversary of the date of grant (iii), 178,334 options shall vest on the 24-month anniversary of the date of grant. Upon termination of Mr. McGann without cause, the Company shall pay or provide to Mr. McGann severance pay equal to his then current monthly base salary for twelve (12) months from the date of termination. As a full-time employee of the Company, Mr. McGann will be eligible to participate in all of the Company’s benefit programs.

Mr. Morris Employment Agreement

We entered into an employment agreement with David Morris, our Chief Revenue Officer. Mr. Morris’s employment agreement (the “Morris Employment Agreement”) is for an initial term of three years and it may be terminated with or without cause.

Pursuant to the Morris Employment Agreement, Mr. Morris will receive an annual base salary of $415,000.00 and shall be eligible to earn a performance bonus subject to Mr. Morris achieving the performance milestones set forth in the Morris Employment Agreement. Mr. Morris shall also receive 200,000 stock options to purchase shares of Common Stock of the Company (the “Morris Options”), which vest as follows: (i) 50,000 options vested on the first anniversary of the Morris Employment Agreement (ii) 50,000 shall vest on the second anniversary of the Morris Employment Agreement (iii), 100,000 options shall vest on the third anniversary of the Morris Employment Agreement. Upon termination of Mr. Morris within twelve (12) months after a Change of Control (as such term is defined in the Morris Employment Agreement), the Company shall pay or provide to Mr. Morris severance pay equal to his then current monthly base salary for 6 months from the date of termination.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding equity awards held by the Named Executive Officers as of December 31, 2021:

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options, Exercisable (#)	Number of Securities Underlying Unexercised Options, Not Exercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Robert Liscouski	25,000	50,000	1.00	May 1, 2025	200,000	682,000
Robert Liscouski	250,000	0	6.85	April 26, 2026
Christopher Roberts	15,000	30,000	1.00	May 1, 2025	200,000	682,000
Christopher Roberts	150,000	250,000	6.85	April 26, 2026
William J. McGann	0	0	0	0	0	0
David Morris	0	200,000	6.70	April 29, 2026	0	0

Director Compensation

The Company’s independent directors received compensation of $5,000 per quarter for their services as directors in fiscal year 2021.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of July 29, 2022 concerning the beneficial ownership of Common Stock for: (i) each director and director nominee, (ii) each Named Executive Officer in the Summary Compensation Table under “Executive Compensation” above, (iii) all executive officers and directors as a group, and (iv) each person (including any “group” as that term is used in Section 13(d)(3) of the Exchange Act) known by us to be the beneficial owner of 5% or more of our Common Stock. The address for each of the persons below who are beneficial owners of 5% or more of our Common Stock is our corporate address at 215 Depot Court SE #215, Leesburg, VA 20175.

Beneficial ownership has been determined in accordance with the rules of the SEC and is calculated based on 33,904,329 shares of our Common Stock issued and outstanding as of July 29, 2022. Shares of Common Stock subject to options, warrants, preferred stock or other securities convertible into Common Stock that are currently exercisable or convertible, or exercisable or convertible within 60 days of July 29, 2022, are deemed outstanding for computing the percentage of the person holding the option, warrant, preferred stock, or convertible security but are not deemed outstanding for computing the percentage of any other person.

Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own.

The following table sets forth, as of July 29, 2022, the number of shares of Common Stock owned of record and beneficially by our executive officers, directors and persons who hold 5% or more of the outstanding shares of Common Stock of the Company.

The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Quantum Computing Inc., 215 Depot Court SE #215, Leesburg, VA 20175.

Applicable percentage ownership is based on 33,904,329 shares of Common Stock outstanding as of July 29, 2022. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock as held by that person or entity that are currently exercisable or that will become exercisable within 60 days of July 29, 2022.

Name and Address of Beneficial Owner	Common Stock Owned Beneficially	Percent of Class
Named Executive Officers and Directors
Robert Liscouski, Chief Executive Officer and Chairman(1)	1,337,500	3.91
Christopher Roberts, Chief Financial Officer(2)	1,003,333	2.94
William J. McGann(3)	178,333	0.52
David Morris(4)	50,000	0.15
Bertrand Velge(5)	2,167,888	6.39
Robert Fagenson(6)	133,330	0.39
Michael Turmelle(7)	0	0
Dr. Yuping Huang, Chief Quantum Officer and Director(8)	4,699,786	13.86
All directors and officers as a group (8 persons)	9,570,170	27.52
5% or greater stockholders (none)	0	0
Total	9,570,170	27.52

____________

*        Less than 1%

(1)      Includes 1,012,500 shares of Common Stock and 325,000 vested options to purchase shares of Common Stock.

(2)      Includes 725,000 shares of Common Stock and 278,333 vested options to purchase shares of Common Stock.

(3)      Includes 178,333 vested options to purchase shares of Common Stock.

(4)      Includes 0 shares of Common Stock and 50,000 vested options to purchase shares of Common Stock.

(5)      Includes 2,167,888 shares of Common Stock.

(6)      Includes 100,000 shares of Common Stock and 33,330 vested options to purchase shares of Common Stock.

(7)      Includes 0 shares of Common Stock.

(8)      Includes 4,699,786 shares of Common Stock. Dr. Huang also owns: (i) 1,925,392 shares of Series B Preferred Stock; and (ii) warrants to purchase 5,692,952 shares of Common Stock. Each share of Series B Preferred Stock is convertible into 10 shares of Common Stock. The Series B Preferred Stock and the warrants are not convertible into shares of Common Stock until the stockholders approve the issuance of the shares of Common Stock underlying the Series B Preferred Stock and the warrants in accordance with Rule 5635 of the Nasdaq listing rules. See “Proposal 2: Approve the Share Issuance Proposal”.

TRANSACTIONS WITH RELATED PERSONS

The following is a summary of transactions since January 1, 2019 to which we have been or will be a party in which the amount involved exceeded or will exceed $ (one percent of the average of our total assets at year-end for our last two completed fiscal years) and in which any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock, or any immediate family member of, or person sharing a household with, any of these individuals, had or will have a direct or indirect material interest, other than compensation arrangements that are described under the section captioned “Executive compensation.”

Other than as disclosed below, there have been no transactions involving the Company since the beginning of the last fiscal year, or any currently proposed transactions, in which the Company was or is to be a participant and the amount involved exceeds $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

The Company was incorporated in the State of Nevada on July 25, 2001, as Ticketcart, Inc. Ticketcart’s original business plan involved in the sale of ink-jet cartridges online. Ticketcart offered remanufactured and compatible cartridges for Hewlett-Packard, Epson, Lexmark, and Canon inkjet printers. On July 25, 2007, Ticketcart, Inc. acquired Innovative Beverage Group, Inc. and changed its name to Innovative Beverage Group Holdings, Inc. (“IBGH”) to better reflect its business operations at the time which was beverage distribution and product development. In 2013, IBGH ceased operations.

On January 22, 2018, while the Company was in receivership, the Company (acting through the court-appointed receiver in her capacity as CEO and sole Director of the Company) sold 500,000 shares (the “CRG Shares”) of its common stock to Convergent Risk Group (“CRG”, or “Convergent Risk”), an entity owned and operated by the Company’s Chief Executive Officer, Robert Liscouski, for $155,000. On February 21, 2018, by written consent of the majority shareholder (Convergent Risk), Mr. Robert Liscouski (the Chief Executive Officer of Convergent Risk) and Mr. Christopher Roberts were elected as members of the Company’s Board of Directors. Mr. Liscouski was simultaneously elected as Chairman of the Board. The majority shareholder also directed the Company to take the necessary action to change its domicile from North Carolina to Delaware and change its name to Quantum Computing Inc. On February 21, 2018, the Company filed Articles of Conversion in North Carolina to convert the Company to a Delaware corporation with the name changed to Quantum Computing Inc. On February 22, 2018, the Company filed a Certificate of Conversion in Delaware to convert to a Delaware corporation with the name changed to Quantum Computing Inc. and re-domiciled to the state of Delaware on February 23, 2018.

To finance the acquisition of the control block of shares in IBGH, an investor group (the “Initial Investors.”), loaned Convergent Risk Group, LLC (“Convergent”) $275,000, in exchange for Promissory Notes from Convergent (the “Promissory Notes”) in the total amount of $275,000. Convergent, a Virginia limited liability company, is owned 100% by Mr. Robert Liscouski, who is the CEO of the Company. To induce Mr. Liscouski to serve as CEO of the Company, the Company assumed the “Promissory Notes” in the total amount of $275,000 and certain liabilities (the “Liabilities”). The Liabilities and the Promissory Notes are collectively the “Convergent Liabilities.” The Convergent Liabilities assumed by the Company were exchanged for Convertible Promissory Notes issued by the Company for $275,000 (the same amount that Convergent had issued them for). The Convertible Promissory Notes were convertible into Common Stock of the Company at a conversion price of $0.10 per share. All of the Convertible Promissory Notes were converted to Common Stock in 2020.

AUDIT-RELATED MATTERS

Audit Committee Report

The Audit Committee of the Board of Directors is comprised of independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee Charter is reviewed and updated as needed per applicable rules of the SEC and The Nasdaq Stock Market.

The Audit Committee serves in an oversight capacity. Management is responsible for the Company’s internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements per the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon. The Audit Committee’s primary responsibility is to monitor and oversee these processes and to select and retain the Company’s independent auditors. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the Company’s audited financial statements and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies, and the clarity of disclosures in the audited financial statements prior to issuance.

The Audit Committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2021, with the Company’s independent auditors, BF Borgers CPA P.C. LLP (“Borgers”), and discussed not only the acceptability but also the quality of the accounting principles, the reasonableness of the significant judgments and estimates, critical accounting policies and the clarity of disclosures in the audited financial statements prior to issuance. The Audit Committee discussed with Borgers the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has received the written disclosures and the letter from Borgers required by the applicable requirements of the PCAOB regarding independent auditor communications with the Audit Committee concerning independence and has discussed with Borgers.

Based on the review and discussions with our independent registered public accounting firm, Borgers, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

MEMBERS OF THE AUDIT COMMITTEE:

Robert Fagenson — Chairman of the Committee

Michael Turmelle

Bertrand Velge

PRINCIPAL ACCOUNTING FEES AND SERVICES

BF Borgers CPA PC served as our independent registered public accountants for the years ended December 31, 2020 and 2021.

Audit Fees

For the Company’s fiscal years ended December 31, 2021 and 2020, we were billed approximately $46,800 and $43,200, respectively, for professional services rendered by our independent auditors for the audit and review of our financial statements.

Tax Fees

For the Company’s fiscal years ended December 31, 2021 and 2020, there were $1,900 and $1,600 for professional services rendered by our independent auditors for tax compliance, tax advice, and tax planning.

All Other Fees

For the Company’s fiscal years ended December 31, 2021 and 2020, we were billed approximately $0 and $5,400, respectively, for professional services rendered by our independent auditors related to the Registration Statement on Form S-1 and amendments thereto filed with the SEC in those years.

Pre-Approval Policies

All of the above services and fees were reviewed and approved by the entire Board. No services were performed before or without approval.

MATTERS TO BE VOTED ON

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors is currently comprised of five directors. A total of five directors will be elected at the Annual Meeting to serve until the next annual meeting of stockholders to be held in 2023, and until their successors are duly elected and qualified. The terms of all of the Board members currently in office expire at the Annual Meeting, and they have each been nominated by the Board for re-election at the Annual Meeting and are all standing for re-election. The persons named as “Proxies” in the enclosed Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the stockholders returning such proxies. If no choice has been specified by a stockholder, the shares will be voted FOR the election of each of the Board’s nominees. If at the time of the Annual Meeting any of the nominees named below should be unable or unwilling to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. If a quorum is present, the nominees for directors receiving the highest number of FOR votes will be elected. Abstentions and broker non-votes will have no effect on the vote on Proposal No. 1.

NOMINEES FOR ELECTION AS DIRECTOR

Nominees

The persons nominated as directors are as follows:

Name	Age	Position(s)
Robert Liscouski	68	Chairman of the Board of Directors, President, and Chief Executive Officer (Principal Executive Officer)
Dr. Yuping Huang	43	Chief Quantum Officer, Director
Bertrand Velge	62	Director
Robert Fagenson	74	Director
Michael Turmelle	63	Director

Vote Required

The five nominees for director receiving the highest number of votes “FOR” their election will be elected as directors. This is called a plurality. Electing to “WITHOLD” authority on the vote of a nominee’s election will result in such vote not being voted in favor of the nominee’s election and, assuming that any such vote withheld from the nominee is not cast in favor of the election of another nominee, will have no impact on the election of directors, although shares that “WITHHOLD” authority with respect to the election of any directors will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the election of each of the BOARD’S nominees for ELECTION AS directors SET FORTH ABOVE.

PROPOSAL NO. 2: TO APPROVE THE POTENTIAL ISSUANCE OF SHARES IN EXCESS OF 19.99% OF THE SHARES OF OUR COMMON STOCK THAT WERE OUTSTANDING ON JUNE 16, 2022 (THE CLOSING DATE OF THE MERGER WITH QPHOTON, INC.) UPON THE CONVERSION OF THE SHARES OF SERIES B PREFERRED STOCK AND THE EXERCISE OF THE WARRANTS THAT MAY BE ISSUED UNDER THE QPHOTON AGREEMENT AND PLAN OF MERGER

Background and Description of the QPhoton Agreement and Plan of Merger

You are being asked to consider and vote upon a proposal that approves the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the conversion of the shares of Series B Preferred Stock and the exercise of the warrants that may be issued under closing of the QPhoton Agreement and Plan of Merger, dated May 19, 2022, by and among the Company, Project Alpha Merger Sub I, Inc., a Delaware corporation (“Merger Sub I”), Project Alpha Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), QPhoton, and Dr. Yuping Huang, the former principal stockholder of QPhoton, pursuant to which the Company acquired QPhoton through a series of merger transactions (collectively with the other transactions contemplated by the QPhoton Agreement and Plan of Merger, the “Transactions”). All capitalized terms below are defined in the QPhoton Agreement and Plan of Merger. The Share Issuance Proposal, if passed, will allow us to issue the 30,798,617 shares of Common Stock underlying the Series B Preferred Stock and Warrants (as defined in the paragraph below). This 30,798,617 share amount is more than the 5,828,447 shares of Common Stock that represents 19.99% of the 29,156,815 shares of Common Stock outstanding on June 16th (the closing date of the merger with QPhoton).

On June 16, 2022, the Company, the Merger Subs, QPhoton and Dr. Huang, having met or waived all conditions precedent, consummated the closing for the Transactions pursuant to the terms of the QPhoton Agreement and Plan of Merger (the “Closing”). At the Closing, Merger Sub I merged with and into QPhoton, with QPhoton surviving the merger as a wholly-owned subsidiary of the Company, immediately after which QPhoton merged with and into Merger Sub II, with Merger Sub II surviving the merger as a wholly-owned subsidiary of the Company (the “Surviving Company”). The merger consideration that is scheduled to be paid to the stockholders of QPhoton (the “Merger Consideration”) consisted of (i) 5,802,206 shares of the Company’s Common Stock, (ii) 2,377,028 shares of the newly created Series B Preferred Stock, with 175,035 of the shares of Series B Preferred Stock being held in escrow as described below, and (iii) Warrants to purchase up to 7,028,337 shares of Common Stock (the “Warrants”), with up to 702,834 shares of the Series B Preferred Stock being issuable upon the exercise of Warrants in lieu of the issuance of shares of Common Stock to comply with the Company’s obligations under the Nasdaq listing rules if the Warrants are exercised prior to the receipt of the Stockholder Approval (as defined below).

As of the Record Date, (i) 4,699,786 shares of Common Stock; (ii) 1,925,392 shares of Series B Preferred Stock; and (ii) warrants to purchase 5,692,952 shares of Common Stock have been issued. These merger consideration securities were all issued on July 5, 2022 to Dr. Huang. The other former shareholders of QPhoton will be issued the balance of the merger consideration securities following their submission of certain documentation to the Company’s transfer agent. The total of 5,802,206 shares of Common Stock scheduled to be paid to the stockholders of QPhoton represents less than 20% of the shares of our Common Stock outstanding on June 16th.

The Company has agreed, following the Closing and QPhoton’s delivery of its required financial statements, to prepare and file with the SEC a proxy statement with respect to a meeting of the stockholders of the Company to be held to seek approval and adoption of (i) the issuance of the shares of Common Stock underlying the Series B Preferred Stock and the Warrants, (ii) the election of three people to the Company’s Board designated by Dr. Huang (or, if Dr. Huang holds less than a majority of the shares of Common Stock issued in the transaction, the holders of a majority of the shares of Common Stock issued in the transaction) as contemplated by the Stockholders Agreement (as defined below) and (iii) any other proposals the Company and QPhoton deem necessary or appropriate to effectuate the Transactions (the “Stockholder Approval”).

The issuance of the shares of Common Stock underlying the Series B Preferred Stock and the Warrants is the only matter identified in the previous paragraph being voted upon at the Annual Meeting.

In connection with the QPhoton Agreement and Plan of Merger, the Company agreed to use reasonable best efforts to take all actions necessary to obtain a final non-appealable order from the Court of Chancery of the State of Delaware pursuant to Section 205 of the General Corporation Law of the State of Delaware (the “DGCL”) validating and declaring effective in all material respects certain specified corporate acts previously taken by the Company and its predecessor that may have been the subject of a failure of authorization (as defined in Section 204 of the DGCL) and certain subsequent corporate acts (the “Section 205 Order”).

The Company agreed to take these measures as a result of the identification of potential technical defects in the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other corporate acts, including in relation to the form and manner in which consents of the board of directors and stockholders were executed and delivered as well as potential administrative or clerical defects or potential non-conformity with technical requirements under the North Carolina Business Corporations Act or the DGCL.

On June 6, 2022, the Court of Chancery of the State of Delaware issued the Section 205 Order validating and declaring effective, among other items, the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other acts taken by the Company, including with respect to the composition of its Board. The Company believes that the Section 205 Order confirms its organization, capitalization, Board composition and internal governance documents, processes and procedures in a manner that gives effect to the expectations of its directors, officers, stockholders, other investors and constituents.

Why We Need Stockholder Approval

Because our Common Stock is traded on The Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(a). Pursuant to Nasdaq Listing Rule 5635(a), stockholder approval is required prior to the issuance of securities in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of securities convertible into or exercisable for common stock, other than a public offering for cash, the number of shares of common stock to be issued is or will be equal to or in excess of 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance of the stock or securities. The Stockholder Approval was incorporated into the QPhoton Agreement and Plan of Merger in order to comply with Nasdaq Listing Rule 5635(a). Our Board has determined that it would be advisable and in the best interest of the Company and our stockholders to approve the Share Issuance Proposal pursuant to the QPhoton Agreement and Plan of Merger.

Potential Effects of Approval of this Proposal

If the Share Issuance Proposal is approved, the issuance of shares of our Common Stock upon the Closing, pursuant to the conversion of shares of Series B Preferred Stock and exercise of the Warrants, would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our outstanding shares of Common Stock. For example, the issuance of all the shares of Common Stock issuable upon the conversion or exercise of the shares of Series B Preferred Stock and Warrants comprising the Merger Consideration would result in the issuance of 30,798,617 shares of our Common Stock. The 7,028,337 shares of Common Stock underlying the Warrants only vest if the 7,315,209 warrants and options that were outstanding before the merger and assuming the 1,622,732 shares underlying the pre-merger outstanding preferred stock are all fully exercised and converted. If the 30,798,617 shares are all issued (which would also mean that the 7,315,209 warrants and options that were outstanding before the merger and the 1,622,732 shares underlying the pre-merger outstanding preferred stock are all fully exercised and converted), on a fully-diluted basis, our Common Stock outstanding would increase from 34,959,021 (the sum of the 29,156,815 shares outstanding as of June 16th plus the 5,802,206 shares scheduled to be issued at the closing of the merger) to 74,695,579 shares. Of the 74,695,579 shares that would be outstanding after all such issuances, the pre-merger Company shareholders would own 38,094,756 shares (29,156,815 plus 7,315,209 plus 1,622,732) or 51% of the total outstanding shares. Of the 74,695,579 shares, the former shareholders of QPhoton would own 36,600,823 shares (5,802,206 plus 30,798,617) or 49% of the total outstanding shares.

The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Potential Effects of Non-Approval of this Proposal

While there are no consequences if the Share Issuance Proposal is not approved by the stockholders, other than the shares not being able to be issued, the Company will propose the Share Issuance Proposal at future meetings.

Vote Required

The Share Issuance Proposal requires the approval of a majority of the votes cast “For” or “Against” such proposal. Abstentions and broker non-votes will have no effect on the outcome of this Share Issuance Proposal.

Recommendation of our Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE SHARE ISSUANCE PROPOSAL.

PROPOSAL NO. 3: TO ADOPT THE RESTATED CHARTER

General

On July 5, 2022, the Board unanimously approved and declared advisable the Restated Charter and recommend that the stockholders adopt the Restated Charter.

Reasons for Adoption of the Restated Charter

As mentioned above, in connection with the QPhoton Agreement and Plan of Merger, the Company agreed to use reasonable best efforts to take all actions necessary to obtain a final non-appealable order from the Court of Chancery of the State of Delaware pursuant to Section 205 of the DGCL validating and declaring effective in all material respects certain specified corporate acts previously taken by the Company and its predecessor that may have been the subject of a failure of authorization (as defined in Section 204 of the DGCL) and certain subsequent corporate acts. The Company agreed to take these measures as a result of the identification of potential technical defects in the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other corporate acts, including in relation to the form and manner in which consents of the board of directors and stockholders were executed and delivered as well as potential administrative or clerical defects or potential non-conformity with technical requirements under the North Carolina Business Corporations Act or the DGCL.

On June 6, 2022, the Court of Chancery of the State of Delaware issued the Section 205 Order validating and declaring effective, among other items, the authorization of the conversion of the Company from a North Carolina corporation to a Delaware corporation and other acts taken by the Company, including with respect to the composition of its Board. The Company believes that the Section 205 Order confirms its organization, capitalization, Board composition and internal governance documents, processes and procedures in a manner that gives effect to the expectations of its directors, officers, stockholders, other investors and constituents.

Pursuant to the decision by the Court of Chancery of the State of Delaware and as part of its continuing efforts to improve the corporate governance of the Company, the Board has reviewed and evaluated the Company’s existing corporate governance documents, including our Certificate of Incorporation (as amended, the “Current Charter”), and determined that the Restated Charter is necessary to clarify and modernize the Company’s Certificate of Incorporation and more closely align the Company’s governance with the current provisions of the DGCL. The Board believes that the Restated Charter also provides a governance structure that is more appropriate for a corporation with a class of shares listed on a national securities exchange than our Current Charter.

If the Restated Charter is adopted, our Board would amend our by-laws to read in the form of the Amended and Restated By-laws attached hereto as Annex A, which would effect conforming changes as well as other changes, including to reflect recent changes to the DGCL.

If the proposal to adopt the Restated Charter is approved, it will result in certain changes regarding our corporate governance and may result in certain changes in your rights as a stockholder. We have summarized these changes and other differences below under the section entitled “Comparison of Stockholder Rights Before and After Adoption of Restated Charter.” This summary regarding the Restated Charter is qualified in its entirety by reference to the text of the Restated Charter, attached to this proxy statement as Annex B. The Current Charter and our bylaws are available for inspection during business hours at our principal executive offices at 215 Depot Court SE, Suite 212, Leesburg, VA 20175. In addition, copies may be obtained by writing to the Company’s Secretary at the same address.

Comparison of Stockholder Rights Before and After Adoption of the Restated Charter:

Capital Stock.    As with our Current Charter, the Restated Charter would continue to provide for a total of 260,000,000 shares of capital stock, which would continue to be divided into two classes, consisting of 250,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”). The Restated Charter incorporates the terms of the Series A Preferred Stock, of which 2,000,000 shares were designated by the filing of a Certificate of Designations, Preferences and Rights of the Series A Preferred Stock with the Delaware Secretary of State on November 10, 2021, which was subsequently amended through the Certificate of Amendment to such Certificate of Designations filed with the Delaware Secretary of State on December 16, 2021, pursuant to which the authorized number of shares of Preferred Stock designated as Series A Preferred Stock was reduced to 1,550,000. The Restated Charter also incorporates the terms of the Series B Preferred Stock, of which 3,079,864 shares were designated by the filing a Certificate of Designations with the Delaware Secretary of State on June 14, 2022.

Voting.    Under the Current Charter, each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the record date for determining stockholders entitled to vote. Thus, under the Current Charter, each holder of Common Stock would generally be entitled to vote on all amendments to the Corporation’s certificate of incorporation, other than those amendments that, under the DGCL, do not require a vote of stockholders, such as a name change or the deletion of provisions of the original certificate of incorporation that named the incorporator or the initial directors or subscribers for stock, or provisions contained in any amendment that were necessary to effect a change, exchange, reclassification, subdivision, combination or cancellation of stock that has already become effective. In addition, under Section 242(b)(2), the holders of each class of our stock are entitled to vote as a separate class on any increase or decrease in the authorized number of shares of such class of stock, because our Current Charter does not contain a provision authorized by Section 242(b)(2) providing that the number of authorized shares of a class or classes of stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote irrespective of Section 242(b)(2) of the DGCL.

Under the Restated Charter, each share of Common Stock would, as a general matter, continue to have one vote on each matter submitted to a vote of stockholders generally. The Restated Charter would provide, however, that the holders of Common Stock would not be entitled to vote on any amendment to the Restated Charter that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of those affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Restated Charter. In addition, the Restated Charter would provide that the total number of shares of a class of stock may be increased or decreased (but not below the number then outstanding) by the holders of a majority of the voting power of the outstanding stock entitled to vote, without regard to any separate vote of the holders of a class that would otherwise be required under Section 242(b)(2) of the DGCL. The Board of Directors believes that these amendments will provide the Corporation with additional flexibility in connection with capital raising and other financing or strategic transactions.

Board of Directors.    The Current Charter does not expressly address the total number of directors. The Restated Charter will specifically provide that the total number of directors will consist of seven directors or such other number as may be determined through a resolution adopted by a majority of the total number of directors, except as otherwise provided for or fixed pursuant to the provisions Article IV of the Restated Charter (including any certificate of designation establishing a series of Preferred Stock) and subject to the Stockholders Agreement, dated as of June 14, 2022, among us and the stockholders party thereto (the “Stockholders Agreement”).

In addition, the Current Charter does not include provisions dealing with the filling of vacancies on the Board of Directors caused by the death, resignation, retirement, disqualification or removal of directors elected by the stockholders generally, nor does it expressly address the filling of newly created directorships with respect to directors elected by the stockholders generally. The Restated Charter would provide that any vacancies on the Board of Directors resulting from the death, resignation, retirement, disqualification or removal of any director, and any newly created directorship resulting from an increase in the total number of directors, will be filled solely by a majority of the directors then in office, even though less than a quorum, or by a sole remaining director, subject to the rights of holders of any series of Preferred Stock and subject to the Stockholders Agreement. The Restated Charter would also provide for an adjustment in the total number of directors for so long as the holders of one or more series of Preferred Stock have the special right to elect directors.

The Current Charter does not contain provisions dealing with the requirement to use written ballots in the election of directors, nor does it contain provisions relating to the annual meetings or notice of nominations or other items of business at any meeting of stockholders. The Restated Charter would specify that elections of directors need not be conducted by written ballot unless the bylaws otherwise provide. The Restated Charter would also provide that an annual meeting of directors for the election of directors and such other business as may be lawfully brought before the meeting must be held at the date, time and place, if any, determined by our Board of Directors. The Restated Charter would provide that an advance notice of nominations for the election of directors or the transaction or other business at any meeting of stockholders must be given in accordance with any bylaws governing notice of such matters. The Board of Directors believes that these provisions are necessary to ensure that meetings of stockholders can be conducted in an efficient manner and to ensure that the Board of Directors has an opportunity to respond to nominations and other items of business brought by or at the direction of stockholders and to ensure that all stockholders have an opportunity to review and consider all such nominations or other business proposals, including the Board of Directors’ views with respect to the advisability of any such nominations or proposals.

Stockholder Action.    The Current Charter does not currently restrict action by consent of stockholders in lieu of a meeting. Section 228 of the DGCL generally provides that, unless restricted by the certificate of incorporation, any action required or permitted to be taken at a meeting of stockholders may be taken without prior notice and without a meeting if a consent or consents setting forth the action so taken are signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted and delivered to the corporation. Thus, under the Current Charter, stockholders are permitted to act by consent in lieu of a meeting in accordance with the DGCL. The Restated Charter would provide that, except as otherwise expressly provided for or fixed pursuant to Article IV of the Restated Charter (including any certificate of designation) with respect to one or more series of Preferred Stock, no action of stockholders may be taken by consent of stockholders in lieu of a meeting of stockholders, unless the action has been approved in advance by the Board of Directors. In addition, the Restated Charter would provide that, except as otherwise required by law, and except as otherwise provided for or fixed pursuant to Article IV of the Restated Charter (including any certificate of designation creating one or more series of Preferred Stock) or the Stockholders Agreement, a special meeting of our stockholders may be called at any time only by the Board of Directors, our Chairman of the Board or our Chief Executive Officer.

The restrictions on stockholders’ power to act by consent in lieu of a meeting, as well as limitations on stockholders’ ability to call special meetings, may have an anti-takeover effect, in that stockholders would not unilaterally have the power to remove directors or call a special meeting to amend our bylaws or take other action in between annual meetings. Nevertheless, the Board of Directors believes that these provisions are necessary to ensure that the Board of Directors is not subject to the time, expense and distraction from ordinary operations that would result if stockholders have the unilateral power to take action in between annual meetings.

Amendments.    The Restated Charter would expressly clarify that the Restated Charter may be amended from time to time in accordance with applicable law. The Restated Charter would also expressly authorize the Board of Directors to alter, amend or repeal the bylaws, and to make new bylaws, from time to time. Under Section 109 of the DGCL, the original or other bylaws of a corporation may be adopted by the incorporator, the initial directors (if they were named in the certificate of incorporation) or, before the time the corporation has received payment for its stock, the board of directors, and, after a corporation has received payment for its stock, the power to amend the bylaws resides solely in the stockholders, unless the corporation confers upon the directors in its certificate of incorporation the power to adopt, amend or repeal the bylaws (which shall not divest the stockholders of their power to amend the bylaws). The Current Charter does not confer upon the Board of Directors the power to adopt, amend or repeal our bylaws. The Restated Charter, however, would provide that the Board of Directors will be empowered to amend our bylaws from time to time without a vote of the stockholders, except to the extent restricted by applicable law. The grant of the power to the Board of Directors to amend our bylaws under the Restated Charter would not divest our stockholders of the power to alter, amend or repeal our bylaws, or to adopt new bylaws, under applicable law.

The Board of Directors believes that the empowering the Board of Directors to adopt, amend or repeal our bylaws is necessary to ensure that the Company is able to implement best practices in corporate governance, as well as changes in Delaware law, on a timely basis, without the expense or delay of holding a meeting of stockholders to make those changes. Moreover, the Board of Directors believes that the provisions of the Restated Charter that would confer such powers upon the Board of Directors are consistent with the provisions of public Delaware corporations.

Exculpation.    The Restated Charter would provide that none of our directors or officers will be personally liable to us or our stockholders for breach of fiduciary duty to the fullest extent such elimination of liability is permitted by the Delaware General Corporation Law. The Current Charter does not contain such an exculpatory provision. Section 102(b)(7) of the Delaware General Corporation Law provides that a corporation may include in its certificate of incorporation a provision that limits or eliminates the personal liability of a director for monetary damages to the corporation or its stockholders for breach of fiduciary, except that no such provision may limit or eliminate the liability of any director for (i) any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for the authorization of any illegal stock repurchase or redemption or illegal dividend; or (iv) for any transaction from which the director derived an improper personal benefit. Section 102(b)(7) of the Delaware General Corporation Law is being amended, effective August 1, 2022, to provide that a corporation may adopt a provision of its certificate of incorporation providing similar rights to exculpation to its officers who are subject to Delaware’s consent to jurisdiction statute. The exceptions to the exculpation rights of directors are also applicable to officers. In addition, officers may not be exculpated from any action brought by or in the right of the corporation, which would include any derivative proceeding.

The Board of Directors believes that authorizing the elimination of the liability of directors and officers as contemplated by Section 102(b)(7) of the DGCL, as amended as of August 1, 2022, is necessary to attract and retain highly-qualified persons to serve as directors and officers of the Company. In addition, based on the Board of Directors’ review of current market practices, the Board of Directors believes that such provision is appropriate and consistent with current practices as well as recent updates to the DGCL. Accordingly, the Board of Directors determined that it is advisable, and recommends to the stockholders that they adopt, the Restated Charter to provide for the elimination of liability of directors and officers to the fullest extent permitted by the DGCL.

In connection with its approval and recommendation of the Restated Charter, the Board has approved, contingent upon stockholder approval of this Proposal 3, the amended and restatement of the bylaws of the Company to read in their entirety as set forth in the Amended and Restated By-laws attached hereto as Annex A. The Amended and Restated By-laws would make several changes consistent with the amendments included in the Restated Charter and would make other changes consistent with recent amendments to the DGCL. The Amended and Restated By-laws would also include provisions relating to the notice requirements applicable to stockholders seeking to make nominations or present proposals of other business at a meeting of stockholders.

Vote Required

The affirmative vote of the holders of each of (i) a majority of the outstanding shares of Common Stock entitled to vote thereon, (ii) a majority of the outstanding shares of Series A Preferred Stock entitled to vote thereon and (ii) a majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote, voting together as a single class, is required for the adoption of the Restated Charter. Abstentions and broker non-votes will have the effect of a vote against this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE RESTATeD CHARTER.

PROPOSAL NO. 4: TO APPROVE THE 2022 PLAN

On July 5, 2022, the Board approved, authorized and adopted, subject to stockholder approval, the 2022 Plan and certain forms of ancillary agreements to be used in connection with the issuance of stock and/or options pursuant to the 2022 Plan (the “Plan Agreements”). The 2022 Plan provides for the issuance of up to 16,000,000 shares of Common Stock through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”) and restricted stock (the “Restricted Stock”)restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards to directors, officers, consultants, attorneys, advisors and employees.

The Company has one additional equity compensation plan in place, the 2019 Equity Incentive Plan, as amended (the “2019 Plan”). Our Board adopted the 2019 Plan in February 2019. Our stockholders approved the 2019 Plan in August 2019. The objective of the Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The 2019 Plan provides for the issuance of up to 3,000,000 shares of Common Stock through the grant of non-qualified options (the “Non-qualified Options”), incentive options (the “Incentive Options” and together with the Non-qualified Options, the “Options”) and restricted stock (the “Restricted Stock”) to directors, officers, consultants, attorneys, advisors and employees.

The 2019 Plan is our only ongoing plan providing stock-based awards to employees and non-employee directors. In addition to stock-based compensation, the 2019 Plan also authorizes the issuance of awards payable in cash. Our ability to provide long-term incentives in the form of equity compensation aligns management’s interests with the interests of our stockholders and fosters an ownership mentality that drives optimal decision-making for the long-term health and profitability of our Company. Equally important, equity compensation is critical to our continuing ability to attract, retain and motivate qualified corporate executives and retain management. Our ability to grant equity compensation has been important to our past success, and we expect it to be crucial to achieving our long-term growth.

As of July 29, 2022, there were (i) options to purchase an aggregate of 3,000,000 shares of Common Stock outstanding under the 2019 Plan at a weighted-average exercise price of $4.13 per share, and (ii) 0 shares of unvested restricted Common Stock outstanding under the 2019 Plan. Between the dates whereby the 2019 Plan has become effective, November 14, 2019 and July 29, 2022, 30,000 shares of Common Stock have become issued and outstanding as a result of vested awards under the 2019 Plan. The Company does not have any shares available under the 2019 Plan.

Following the Closing under the QPhoton Agreement and Plan of Merger, we expect to hire additional employees for which we will need additional equity plan shares. The Board adopted the 2022 Plan to ensure that, as the Company grows, and with the potential issuance of shares of Common Stock in excess of 19.99% of our outstanding shares of Common Stock on June 16, 2022 (the closing date of the merger with QPhoton), we can operate effectively in our recruitment efforts, and create incentives for the retention of employees and other service providers, by granting the equity arrangements available under the 2022 Plan to employees, directors, and key consultants at levels determined appropriate by the Compensation Committee. In addition to our five directors (which include our Chief Executive Officer and Chief Financial Officer), approximately 26 employees and approximately 10 key consultants are eligible to participate in the 2022 Plan. The Board believes that adopting the 2022 Plan is consistent with the Company’s compensation philosophy (and with responsible compensation policies generally) and will preserve the Company’s ability to attract and retain capable officers, employees, directors and consultants. The Board believes it is imperative, in view of our compensation structure and strategy that the 2022 Plan be approved.

A form of the Plan is attached to this Information Statement as Annex C.

2022 Plan Highlights

The essential features of the 2022 Plan are outlined below. The following description is not complete and is qualified by reference to the full text of the 2022 Plan, which is appended to this Information Statement as Annex C.

Options are subject to the following conditions:

(i)     The Committee (as defined below) determines the exercise price of Incentive Options at the time the Incentive Options are granted. The assigned exercise price must be no less than 100% of the Fair Market Value (as defined in the 2022 Plan) of the Company’s Common Stock. In the event that the recipient is a Ten Percent Owner (as defined in the 2022 Plan), the exercise price must be no less than 110% of the Fair Market Value of the Company.

(ii)    The exercise price of each Non-qualified Option will be at least 100% of the Fair Market Value of such share of the Company’s Common Stock on the date the Non-qualified Option is granted, unless the Committee, in its sole and absolute discretion, elects to set the exercise price of such Non-qualified Option below Fair Market Value.

(iii)   The Committee fixes the term of Options, provided that Options may not be exercisable more than ten years from the date the Option is granted, and provided further that Incentive Options granted to a Ten Percent Owner may not be exercisable more than five years from the date the Incentive Option is granted.

(iv)   Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(v)    The Committee may designate the vesting period of Options. In the event that the Committee does not designate a vesting period for Options, the Options will vest in equal amounts on each fiscal quarter of the Company through the five (5) year anniversary of the date on which the Options were granted. The vesting period accelerates upon the consummation of a Sale Event (as defined in the 2022 Plan).

(vi)   Options are not transferable except to a recipient’s family members or partnerships in which such family members are the only partners and Options are exercisable only by the Options’ recipient, except upon the recipient’s death.

(vii)  Incentive Options may not be issued in an amount or manner where the amount of Incentive Options exercisable in one year entitles the holder to Common Stock of the Company with an aggregate Fair Market value of greater than $100,000.

Awards of Restricted Stock are subject to the following conditions:

(i)     The Committee grants Restricted Stock Options and determines the restrictions on each Restricted Stock Award (as defined in the 2022 Plan). Upon the grant of a Restricted Stock Award and the payment of any applicable purchase price, grantee is considered the record owner of the Restricted Stock and entitled to vote the Restricted Stock if such Restricted Stock is entitled to voting rights.

(ii)    Restricted Stock may not be delivered to the grantee until the Restricted Stock has vested.

(iii)   Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as provided in the 2022 Plan or in the Award Agreement (as defined in the 2022 Plan).

Upon a Termination Event (as defined in the 2022 Plan), the Company or its assigns shall have the right and option to repurchase from a Holder of Shares (as defined in the 2022 Plan) received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event (as defined in the 2022 Plan).

Purpose

The objective of the 2022 Plan is to encourage and enable the officers, employees, directors, consultants and other key persons of the Company and its subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

Grants

The 2022 Plan permits the granting of incentive stock options, nonqualified stock options, stock awards, restricted stock units, stock appreciation rights (“SARs”) and other equity-based awards (collectively, “grants”). Although all employees and all of the employees of our subsidiaries are eligible to receive grants under our Plan, the grant to any particular employee is subject to the discretion of the Board, or at the discretion of the Board, or by a committee of the Board, comprised of not less than two directors (such body that administers the 2022 Plan, the “Committee”).

The maximum number of shares of our Common Stock that we may issue under the 2022 Plan may not exceed 16,000,000, and no more than 250,000 may be granted as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). If a grant expires or terminates for any reason before it is fully vested or exercised, or if any grant is forfeited, we may again make the number of shares subject to that grant that the participant has not purchased or that has not vested subject to another grant under the 2022 Plan.

We have made and will make appropriate adjustments to outstanding grants and to the number or kind of shares subject to the 2022 Plan in the event of a stock split, reverse stock split, stock dividend, share combination or reclassification and certain other types of corporate transactions, including a merger or a sale of all or substantially all of our assets.

All grants will be determined by the Board or a committee of the Board (the “Committee”) and at this time, 0 stock option grants have been determined and awarded.

Administration

The 2022 Plan shall be administered by the Compensation Committee of the Board, comprised of not less than three directors or the Board of Directors in the absence of a Compensation Committee of the Board. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the 2022 Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable). The Committee shall have the power and authority to grant Awards consistent with the terms of the 2022 Plan, including the power and authority:

(i)     to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii)   to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the 2022 Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv)   to determine and, subject to the 2022 Plan, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the 2022 Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)   to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii)  subject to any restrictions imposed under the 2022 Plan or by Section 409A, to extend at any time the period in which Stock Options may be exercised;

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the 2022 Plan and for its own acts and proceedings as it shall deem advisable;

(ix)   to interpret the terms and provisions of the 2022 Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the 2022 Plan; and

(x)    to decide all disputes arising in connection with the 2022 Plan; and to otherwise supervise the administration of the 2022 Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

Grant Instruments

All grants will be subject to the terms and conditions set forth in our Plan and to such other terms and conditions consistent with our Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument. All grants will be made conditional upon the acknowledgement of the grantee in writing or by acceptance of the grant, that all decisions and determinations of the Compensation Committee will be final and binding on the grantee, his or her beneficiaries and any other person having or claiming an interest under such grant.

Terms and Conditions of Grants

The grant instrument will state the number of shares subject to the grant and the other terms and conditions of the grant, consistent with the requirements of our Plan. The purchase price per share subject to an option (or the exercise price per share in the case of a SAR) must equal at least the fair market value of a share of the Company’s Common Stock on the date of grant. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100%of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110% of the Fair Market Value on the Grant Date.

Under the 2022 Plan, the term “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

Transferability

Restricted Stock, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares.

Amendment and Termination

The Board may, at any time, amend or discontinue the 2022 Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the 2022 Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 12 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 3(c). The Board reserves the right to amend the 2022 Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to Rule 12h-1 of the Exchange Act.

Federal Income Tax Consequences

The following summary is intended only as a general guide as to the United States federal income tax consequences under current law of participation in our Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Stock option grants under the 2022 Plan may be intended to qualify as incentive stock options under Internal Revenue Code of 1986, as amended (“IRC”) §422 or may be non-qualified stock options governed by IRC §83. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the stock on the exercise date and the stock option grant price. The Company will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option if the shares received are held for the applicable holding periods (except that alternative minimum tax may apply), and the Company will receive no deduction when an incentive stock option is exercised. The Company may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option that occurs before the applicable holding periods have been satisfied.

Restricted stock and restricted stock units are also governed by IRC §83. Generally, no taxes are due when the award is made. Restricted stock generally becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., becomes vested or transferable). Restricted stock units become taxable when settled. When taxable to the participant, income tax is paid on the value of the stock or units at ordinary rates. The Company will generally be entitled to a corresponding deduction on its income tax return. Any additional gain on shares received are then taxed at capital gains rates when the shares are sold.

The grant of a stock appreciation right will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of such a right, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction in the same amount.

The foregoing is only a summary of the effect of federal income taxation on the participant and the Company under the 2022 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of a participant’s death or the income tax laws of any municipality, state or foreign country in which the participant’s income may be taxable.

Tax Withholding

Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

No Appraisal Rights

Under the Delaware General Corporation Law, the stockholders are not entitled to or appraisal rights with respect to the 2022 Plan, and the Company will not independently provide stockholders with any such right.

Vote Required

The proposal to approve the 2022 Plan requires the approval of a majority of the votes cast “For” or “Against” such proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval of the 2022 Plan.

Proposal No. 5: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers.

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act, we are conducting a stockholder advisory vote on the compensation paid to our named executive officers. This proposal, commonly known as “say-on-pay,” gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The vote is advisory, and, therefore, it is not binding on our Board, our Compensation Committee, or the Company. Nevertheless, our Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. We currently intend to conduct this advisory vote annually, subject to the outcome of the advisory vote on the frequency of future advisory votes on named executive officer compensation, as discussed in Proposal No. 6.

Our executive compensation program is designed to attract, motivate and retain our named executive officers who are critical to our success. Our Board believes that our executive compensation program is well tailored to retain and motivate key executives while recognizing the need to align our executive compensation program with the interests of our stockholders and our “pay-for-performance” philosophy. Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and current market practices.

We encourage our stockholders to read the “Summary Compensation Table” and other related compensation tables and narrative disclosures in the “Executive Compensation” section of this Proxy Statement, which describe the 2020 compensation of our named executive officers.

We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative disclosures that accompany the compensation tables.

Vote Required

The proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement requires the approval of a majority of the votes cast “For” or “Against” this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in THIS proxy statement.

Proposal No. 6: Non-Binding Advisory on the Frequency of Future Advisory Votes to Approve the Compensation of the Company’s Named Executive Officers

In Proposal No. 5, we are providing our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers. In this Proposal No. 6, we are asking our stockholders to cast a non-binding advisory vote regarding the frequency of future executive compensation advisory votes. Stockholders may vote for a frequency of every one, two, or three years, or may abstain. The submission of this proposal to stockholders is required by Section 14A of the Exchange Act.

Our Board will take into consideration the outcome of this vote in making a determination about the frequency of future executive compensation advisory votes. However, because this vote is advisory and non-binding, our Board may decide that it is in the best interests of our stockholders and the Company to hold the advisory vote to approve executive compensation more or less frequently.

In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

After careful consideration, our Board believes that the executive compensation advisory vote should be held annually, and therefore our Board unanimously recommends that you vote for a frequency of ONE YEAR for future executive compensation advisory votes. Our Board believes that an annual executive compensation advisory vote will facilitate more direct stockholder input about executive compensation. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters.

Vote Required

In order for the recommendation, on a non-binding advisory basis, of a one-year, two-year or three-year frequency for future advisory votes on the compensation of the Company’s named executive officers to be approved by the stockholders, the recommendation of such frequency must be approved by a majority of the votes cast in favor of one of these three options for the frequency of future advisory votes on the compensation of the Company’s named executive officers. However, because stockholders have several voting choices with respect to this proposal, it is possible that no single choice will receive a majority vote. In light of the foregoing, our Board will consider the outcome of the vote when determining the frequency of future non-binding advisory votes on executive compensation, and to the extent that none of these three options are approved by sufficient votes for the recommendation of such option to have been duly approved by the stockholders, the Board intends to consider the option receiving the greatest number of affirmative votes to be the option preferred by the stockholders. Moreover, because this vote is non-binding, our Board may determine the frequency of future advisory votes on executive compensation in its discretion.

Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of our Board

Our Board unanimously recommends that you vote FOR “ONE YEAR” as the preferred frequency of future advisory votes on the compensation of our named executive officers.

Proposal No. 7: RatifICATION OF the Selection of bf borgers cpa pc as THE COMPANY’S Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2022

The Audit Committee of our Board of Directors has selected the firm of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022. BF Borgers CPA PC has served as our independent registered public accounting firm since the fiscal year ended December 31, 2018. Although stockholder ratification of the selection of BF Borgers CPA PC is not required by Delaware law, our Audit Committee believes that it is advisable and has decided to give our stockholders the opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, our Audit Committee may reconsider this selection.

Vote Required

The proposal to ratify the selection of BF Borgers CPA PC as our independent registered public accounting firm for the current fiscal year requires the approval of a majority of the votes cast “For” or “Against” this proposal. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Recommendation of our Board

OUR BOARD unanimously RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BF BORGERS CPA PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

OTHER BUSINESS

We have not received notice of and do not expect any other matters to be presented for vote at the Annual Meeting, other than the proposals described in this Proxy Statement. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. If you grant a proxy, the person named as proxy holder, Robert Liscouski, Christopher Roberts, or their nominees or substitutes, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason, any of our nominees are not available as a candidate for director, the proxy holder will vote your proxy for such other candidate or candidates nominated by our Board.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for the proxy statements and annual reports or Notices of Internet Availability of Proxy Materials, as applicable, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or the Notice of Internet Availability of Proxy Materials, as applicable, or if you are receiving multiples copies of the proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request addressed to Attn: Chief Executive Officer, Quantum Computing Inc., 215 Depot Court SE, Suite 215, Leesburg, VA 20175. We will deliver promptly, upon written request, a separate copy of the proxy statement and annual report or the Notice of Internet Availability of Proxy Materials, as applicable, to a registered stockholder at a shared address to which a single copy of the applicable document(s) was delivered.

In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the SEC, 100 F Street, N.E., Washington, D.C. 20549 or may be accessed at www.sec.gov. Information regarding the operation of the public reference rooms may be obtained by calling the SEC at 1-800-SEC-0330. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information.

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It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card.

August 12, 2022	By Order of the Board of Directors,
/s/ Robert Liscouski
Robert Liscouski
Chief Executive Officer and Chairman of the Board of Directors

Annex A

AMENDED AND RESTATED BY-LAWS
of

QUANTUM COMPUTING INC.
(the “Corporation”)

Article I - Stockholders

1.    Annual Meeting. The annual meeting of stockholders shall be held for the election of directors each year at such place, if any, date and time as shall be designated by the Board of Directors. Any other proper business may be transacted at the annual meeting.

2.    Special Meetings. Special meetings of stockholders may be called by the Chief Executive Officer, the Chairman of the Board, or the Board of Directors, but such special meetings may not be called by any other person or persons. Only the purposes specified in the notice of special meeting shall be considered or dealt with at such special meeting.

3.    Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a notice stating the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such meeting, and, in the case of a special meeting, the purpose or purposes of the meeting, shall be given by the Secretary (or other person authorized by these By-laws or by law) not less than ten (10) nor more than sixty (60) days before the meeting to each stockholder of record as of the record date for determining stockholders entitled to notice of the meeting. If mailed, notice is given when deposited in the mail, postage prepaid, directed to such stockholder at such stockholder’s address as it appears in the records of the Corporation. Without limiting the manner by which notice otherwise may be effectively given to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law (the “DGCL”).

Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

4.    Quorum. Unless otherwise provided by law, the Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”) or these Amended and Restated By-laws (as the same may be further amended and/or restated, the “By-laws”), the holders of one-third in voting power of all stock outstanding and entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any meeting of stockholders; provided that where a separate vote by a class or series or classes or series is required, the holders of one-third of the outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders. The stockholders present at a duly constituted meeting may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to reduce the voting shares below a quorum.

5.    Voting and Proxies. Except as otherwise provided by the Certificate of Incorporation, these By-laws or applicable law, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by either written proxy or by a transmission permitted by Section 212(c) of the DGCL, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period or is irrevocable and coupled with an interest. Proxies shall be filed with the Secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting.

Annex A-1

6.    Action at Meeting. When a quorum is present, any matter before the meeting shall be decided by a majority of the votes cast on such matter except where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws. Any election of directors by stockholders shall be determined by a plurality of the votes cast, except where a larger vote is required by law, by the Certificate of Incorporation or by these By-laws.

7.    Presiding Officer. Meetings of stockholders shall be presided over by the Chairman of the Board, if one is elected, or in his or her absence, the Vice Chairman of the Board, if one is elected, or if neither is elected or in their absence, a Chief Executive Officer. The Board of Directors shall have the authority to appoint a temporary presiding officer to serve at any meeting of the stockholders if the Chairman of the Board, the Vice Chairman of the Board or the Chief Executive Officer is unable to do so for any reason.

8.    Conduct of Meetings. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the presiding officer of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the presiding officer of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the presiding officer of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

9.    Stockholder Lists. The Corporation shall prepare, no later than the tenth (10th) day before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Nothing contained in this Section 9 shall require the Corporation to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network; provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Except as otherwise provided by the DGCL, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this section or to vote in person or by proxy at any meeting of stockholders..

10.  Notice of Stockholder Business and Nominations.

(A)         Annual Meetings of Stockholders.

            (1)    Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) as provided in the Stockholders Agreement (as defined in the Restated Certificate of Incorporation) (with respect to nominations of persons for election to the Board of Directors only), (b) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered in accordance with these Bylaws, (c) by or at the direction of the Board of Directors or any authorized committee thereof or (d) by any stockholder of the Corporation who is entitled to vote at the meeting, who, subject to paragraph (C)(4) of this Section 10, complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 10 and who was a stockholder of record at the time such notice is delivered to the Secretary of the Corporation.

            (2)    For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (d) of paragraph (A)(1) of this Section 10, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and, in the case of business other than nominations of persons for

Annex A-2

election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 10(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary of the Corporation not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

            (3)    A stockholder’s notice delivered pursuant to this Section 10 shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series

Annex A-3

of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to this paragraph (A)(3) or paragraph (B) of this Section 10 of these Bylaws) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary of the Corporation at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

            (B)    Special Meetings of Stockholders. Only such business (including the election of specific individuals to fill vacancies or newly created directorships on the Board of Directors) shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. At any time that stockholders are not prohibited from filling vacancies or newly created directorships on the Board of Directors, nominations of persons for the election to the Board of Directors to fill any vacancy or unfilled newly created directorship may be made at a special meeting of stockholders at which any proposal to fill any vacancy or unfilled newly created directorship is to be presented to the stockholders (1) as provided in the Stockholders Agreement, (2) by or at the direction of the Board of Directors or any committee thereof or (3) by any stockholder of the Corporation who is entitled to vote at the meeting on such matters, who (subject to paragraph (C)(4) of this Section 10) complies with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 10 and who is a stockholder of record at the time such notice is delivered to the Secretary of the Corporation. In the event the Corporation calls a special meeting of stockholders for the purpose of submitting a proposal to stockholders for the election of one or more directors to fill any vacancy or newly created directorship on the Board of Directors, any such stockholder entitled to vote on such matter may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 10 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which the Corporation first makes a public announcement of the date of the special at which directors are to be elected. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

            (C)    General. (1) Except as provided in paragraph (C)(4) of this Section 10, only such persons who are nominated in accordance with the procedures set forth in this Section 10 or the Stockholders Agreement shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 10. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting

Annex A-4

was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting, (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals. Notwithstanding the foregoing provisions of this Section 10, unless otherwise required by the DGCL, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 10, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

            (2)    Whenever used in these Bylaws, “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

            (3)    Notwithstanding the foregoing provisions of this Section 10, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 10; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(d) and (B) of this Section 10), and compliance with paragraphs (A)(1)(d) and (B) of this Section 10 of these Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances.

            (4)    Notwithstanding anything to the contrary contained in this Section 10, for as long as the Stockholders Agreement remains in effect, any person or entity nominating any person for election as the Board of Directors or proposing the transaction of other business at any annual meeting of stockholders pursuant to and in accordance with the Stockholders Agreement shall not be required to comply with the provisions of this Section 10 so long as such nomination or proposal of other business is made in accordance with the Stockholders Agreement.

Annex A-5

Article II - Directors

1.    Powers. Except as otherwise provided by the Certificate of Incorporation or applicable law, the business of the Corporation shall be managed by or under the direction of a Board of Directors.

2.    Number and Qualification. Subject to the Certificate of Incorporation and the Stockholders Agreement, the number of directors shall be fixed exclusively by resolution of the Board of Directors. Directors need not be stockholders.

3.    Vacancies; Reduction of Board. A majority of the directors then in office, although less than a quorum, or a sole remaining Director, may fill vacancies in the Board of Directors occurring for any reason and newly created directorships resulting from any increase in the authorized number of directors. In lieu of filling any vacancy, the Board of Directors may reduce the number of directors.

4.    Tenure. Except as otherwise provided by law or the Certificate of Incorporation, each director shall hold office until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

5.    Removal. Except as otherwise provided by the Certificate of Incorporation or applicable law, any director or the entire Board of Directors may be removed from office with or without cause by vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation entitled to vote in an election of directors.

6.    Meetings. Regular meetings of the Board of Directors may be held without notice at such time, date and place as the Board of Directors may from time to time determine. Special meetings of the Board of Directors may be called, orally or in writing, by the Chief Executive Officer, the Chairman of the Board, or by two or more Directors, designating the time, date and place thereof. Directors may participate in meetings of the Board of Directors by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting.

7.    Notice of Meetings. Notice of the time, date and place of all special meetings of the Board of Directors shall be given to each director in person, by telephone, or by electronic mail or other form of electronic transmission, sent to such director’s business or home address at least twenty four (24) hours in advance of the meeting, or by written notice mailed to such director’s business or home address at least forty eight (48) hours in advance of the meeting, or on such shorter notice as the persons calling such meeting may deem necessary or appropriate in the circumstances.

8.    Quorum. At any meeting of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business. Less than a quorum may adjourn any meeting from time to time and the meeting may be held as adjourned without further notice.

9.    Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, unless otherwise provided in the following sentence, a majority of the directors present may take any action on behalf of the Board of Directors, unless a larger number is required by law, by the Certificate of Incorporation or by these By-laws. So long as there are two (2) or fewer Directors, any action to be taken by the Board of Directors shall require the approval of all Directors.

10.  Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing or by electronic transmission. After an action is so taken, the writing or writings or electronic transmission or transmissions shall be filed with the records of the meetings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

11.  Committees. The Board of Directors may establish one or more committees, each committee to consist of one or more directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification

Annex A-6

of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the DGCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any provision of these By-laws.

Except as the Board of Directors may otherwise determine, any such committee may make rules for the conduct of its business, but in the absence of such rules its business shall be conducted so far as possible in the same manner as is provided in these By-laws for the Board of Directors. All members of such committees shall hold their committee offices at the pleasure of the Board of Directors, and the Board may abolish any committee at any time.

Article III - Officers

1.    Enumeration. The officers of the Corporation shall consist of a Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, Chief Revenue Officer, Chief Quantum Officer and a Secretary, each of whom shall be elected by the Board. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board. All officers must be natural persons and any natural person may hold two or more offices.

2.    Election. Each of the officers shall be elected by the Board. None of said officers need be a director. Except as hereinafter provided or subject to the express provisions of a contract authorized by the Board of Directors, each of said officers shall hold office from the date of his or her election and until his or her successor shall have been duly elected and qualified or until his or her removal or resignation.

3.    Qualification. No officer need be a stockholder or Director. Any two or more offices may be held by the same person. Any officer may be required by the Board of Directors to give bond for the faithful performance of such officer’s duties in such amount and with such sureties as the Board of Directors may determine.

4.    Resignation. Any officer may resign by delivering his or her written resignation to the Corporation, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

5.    Removal. The Board of Directors may remove any officer with or without cause by a vote of a majority of the directors then in office.

6.    Vacancies. Any vacancy in any office may be filled for the unexpired portion of the term by the Board of Directors.

7.    Chairman of the Board and Vice Chairman. Unless otherwise provided by the Board of Directors, the Chairman of the Board of Directors, if one is elected, shall preside, when present, at all meetings of the stockholders and the Board of Directors. The Chairman of the Board shall have such other powers and shall perform such duties as the Board of Directors may from time to time designate.

Unless otherwise provided by the Board of Directors, in the absence of the Chairman of the Board, the Vice Chairman of the Board, if one is elected, shall preside, when present, at all meetings of the stockholders and the Board of Directors. The Vice Chairman of the Board shall have such other powers and shall perform such duties as the Board of Directors may from time to time designate.

8.    Powers and Duties. The powers and duties of the corporate officers shall be as provided in these By-laws or as determined by the Board.

9.    Chief Executive Officer. The Chief Executive Officer, who, unless otherwise determined by the Board of Directors, shall also be the President, shall have general executive charge, management, and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities. If the Board of Directors has not

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elected a Chairman of the Board of Directors or in the absence or inability to act as the Chairman of the Board of Directors, the Chief Executive Officer shall exercise all of the powers and discharge all of the duties of the Chairman of the Board of Directors, but only if the Chief Executive Officer is a director of the Corporation.

10.  Vice Presidents. Each Vice President, if any are elected, of whom one or more may be designated an Executive Vice President or Senior Vice President, shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

11.  Chief Financial Officer. The Chief Financial Officer shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Chief Financial Officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Chief Financial Officer shall disburse the funds of the Corporation, taking proper vouchers therefor. The Chief Financial Officer shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. In addition, the Chief Financial Officer shall have such further powers and perform such other duties incident to the office of Chief Financial Officer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

12.  Chief Revenue Officer. The Chief Revenue Officer shall be responsible for overall management of the Corporation’s revenue generation. The Chief Revenue Officer shall have all such further powers and perform all such further duties as are customarily and usually associated with the position of chief revenue officer, or as may from time to time be assigned to him or her by the Board of Directors, the Chief Executive Officer or the President.

13.  Chief Quantum Officer. The Chief Quantum Officer shall have responsibility for the general research and development activities of the Corporation, for supervision of the Corporation’s research and development personnel, for new product development and product improvements, for overseeing the development and direction of the Corporation’s intellectual property development and such other responsibilities as may be given to the Chief Quantum Officer by the Board of Directors of the Chief Executive Officer.

14.  Secretary. The Secretary shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

15.  Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

16.  Compensation. The compensation of all executive officers of the Corporation shall be fixed by the Board of Directors or by such committee of the Board of Directors as may be designated from time to time by the Board of Directors.

17.  Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Article IV – Capital Stock

1.    Certificates of Stock; Uncertificated Shares. Shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may by resolution provide that some or all of any class or classes or series of stock shall be uncertificated. Shares represented by certificates shall be signed by any two duly authorized officers. Each of the following is hereby deemed to be authorized to sign stock certificates: the Chairman of the Board of Directors or Vice Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, the

Annex A-8

President or a Vice President, the Secretary or an Assistant Secretary, the Chief Operating Officer, the Chief Quantum Officer and the Chief Revenue Officer. Such signatures may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the time of its issue.

2.    Transfers. Subject to any restrictions on transfer, shares of stock represented by certificates may be transferred on the books of the Corporation by the surrender to the Corporation or its transfer agent of the certificate therefor properly endorsed or accompanied by a written assignment or power of attorney properly executed, with transfer stamps (if necessary) affixed, and with such proof of the authenticity of signature as the Corporation or its transfer agent may reasonably require. Subject to any restrictions on transfer, uncertificated shares may be transferred in accordance with applicable law and any system of issuance, recordation and transfer adopted by the Corporation that is permitted by applicable law.

3.    Record Holders. Except as may otherwise be required by law, by the Certificate of Incorporation or by these By-laws, the Corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-laws.

It shall be the duty of each stockholder to notify the Corporation of such stockholder’s post office address.

4.    Record Date. (A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

       (B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5.    (C) Unless otherwise restricted by the Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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5.    Lost Certificates. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Article V - Indemnification

1.    Definitions. For purposes of this Article V:

(a) “Corporate Status” describes the status of a person who is serving or has served (i) as a Director of the Corporation, (ii) as an Officer of the Corporation, or (iii) as a director, partner, trustee, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the request of the Corporation. For purposes of this Section 1(a), an Officer or Director of the Corporation who is serving or has served as a director, partner, trustee, officer, employee or agent of a Subsidiary shall be deemed to be serving at the request of the Corporation. Notwithstanding the foregoing, “Corporate Status” shall not include the status of a person who is serving or has served as a director, officer, employee or agent of a constituent corporation absorbed in a merger or consolidation transaction with the Corporation with respect to such person’s activities prior to said transaction, unless specifically authorized by the Board of Directors or the stockholders of the Corporation;

(b) “Director” means any person who serves or has served the Corporation as a director on the Board of Directors of the Corporation;

(c) “Disinterested Director” means, with respect to each Proceeding in respect of which indemnification is sought hereunder, a Director of the Corporation who is not and was not a party to such Proceeding;

(d) “Expenses” means all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of expert witnesses, private investigators and professional advisors (including, without limitation, accountants and investment bankers), travel expenses, duplicating costs, printing and binding costs, costs of preparation of demonstrative evidence and other courtroom presentation aids and devices, costs incurred in connection with document review, organization, imaging and computerization, telephone charges, postage, delivery service fees, and all other disbursements, costs or expenses of the type customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settling or otherwise participating in, a Proceeding;

(e) “Non-Officer Employee” means any person who serves or has served as an employee or agent of the Corporation, but who is not or was not a Director or Officer;

(f) “Officer” means any person who serves or has served the Corporation as an officer appointed by the Board of Directors of the Corporation;

(g) “Proceeding” means any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, inquiry, investigation, administrative hearing or other proceeding, whether civil, criminal, administrative, arbitrative or investigative; and

(h) “Subsidiary” shall mean any corporation, partnership, limited liability company, joint venture, trust or other entity of which the Corporation owns (either directly or through or together with another Subsidiary of the Corporation) either (i) a general partner, managing member or other similar interest or (ii) (A) 50% or more of the voting power of the voting capital equity interests of such corporation, partnership, limited liability company, joint venture or other entity, or (B) 50% or more of the outstanding voting capital stock or other voting equity interests of such corporation, partnership, limited liability company, joint venture or other entity.

2.    Indemnification of Directors and Officers. Subject to the operation of Section 4 of this Article V of these By-laws, each Director and Officer shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment) against any and all Expenses, judgments, penalties, fines and

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amounts reasonably paid in settlement that are incurred by such Director or Officer or on such Director’s or Officer’s behalf in connection with any threatened, pending or completed Proceeding or any claim, issue or matter therein, which such Director or Officer is, or is threatened to be made, a party to or participant in by reason of such Director’s or Officer’s Corporate Status, if such Director or Officer acted in good faith and in a manner such Director or Officer reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 2 shall continue as to a Director or Officer after he or she has ceased to be a Director or Officer and shall inure to the benefit of his or her heirs, executors, administrators and personal representatives. Notwithstanding the foregoing, the Corporation shall indemnify any Director or Officer seeking indemnification in connection with a Proceeding initiated by such Director or Officer only if such Proceeding was authorized by the Board of Directors of the Corporation, unless such Proceeding was brought to enforce an Officer or Director’s rights to indemnification or, in the case of Directors, advancement of Expenses under these By-laws in accordance with the provisions set forth herein.

3.    Indemnification of Non-Officer Employees. Subject to the operation of Section 4 of this Article V of these By-laws, each Non-Officer Employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended, against any or all Expenses, judgments, penalties, fines and amounts reasonably paid in settlement that are incurred by such Non-Officer Employee or on such Non-Officer Employee’s behalf in connection with any threatened, pending or completed Proceeding, or any claim, issue or matter therein, which such Non-Officer Employee is, or is threatened to be made, a party to or participant in by reason of such Non-Officer Employee’s Corporate Status, if such Non-Officer Employee acted in good faith and in a manner such Non-Officer Employee reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. The rights of indemnification provided by this Section 3 shall exist as to a Non-Officer Employee after he or she has ceased to be a Non-Officer Employee and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators. Notwithstanding the foregoing, the Corporation may indemnify any Non-Officer Employee seeking indemnification in connection with a Proceeding initiated by such Non-Officer Employee only if such Proceeding was authorized by the Board of Directors of the Corporation.

4.    Good Faith. Unless ordered by a court, no indemnification shall be provided pursuant to this Article V to a Director, to an Officer or to a Non-Officer Employee unless a determination shall have been made that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal Proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. Such determination shall be made by (a) a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors, (b) a committee comprised of Disinterested Directors, such committee having been designated by a majority vote of the Disinterested Directors (even though less than a quorum), (c) if there are no such Disinterested Directors, or if a majority of Disinterested Directors so directs, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

5.    Advancement of Expenses to Directors Prior to Final Disposition.

(a) The Corporation shall advance all Expenses incurred by or on behalf of any Director in connection with any Proceeding in which such Director is involved by reason of such Director’s Corporate Status within ten (10) days after the receipt by the Corporation of a written statement from such Director requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Director and shall be preceded or accompanied by an undertaking by or on behalf of such Director to repay any Expenses so advanced if it shall ultimately be determined that such Director is not entitled to be indemnified against such Expenses.

(b) If a claim for advancement of Expenses hereunder by a Director is not paid in full by the Corporation within 10 days after receipt by the Corporation of documentation of Expenses and the required undertaking, such Director may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and if successful in whole or in part, such Director shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the

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permissibility of such advancement of Expenses under this Article V shall not be a defense to the action and shall not create a presumption that such advancement is not permissible. The burden of proving that a Director is not entitled to an advancement of expenses shall be on the Corporation.

(c) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Director has not met any applicable standard for indemnification set forth in the DGCL.

6.  Advancement of Expenses to Officers and Non-Officer Employees Prior to Final Disposition.

(a) The Corporation may, at the discretion of the Board of Directors of the Corporation, advance any or all Expenses incurred by or on behalf of any Officer and Non-Officer Employee in connection with any Proceeding in which such is involved by reason of the Corporate Status of such Officer or Non-Officer Employee upon the receipt by the Corporation of a statement or statements from such Officer or Non-Officer Employee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by such Officer and Non-Officer Employee and shall be preceded or accompanied by an undertaking by or on behalf of such to repay any Expenses so advanced if it shall ultimately be determined that such Officer or Non-Officer Employee is not entitled to be indemnified against such Expenses.

(b) In any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the Officer or Non-Officer Employee has not met any applicable standard for indemnification set forth in the DGCL.

7.  Contractual Nature of Rights.

(a) The foregoing provisions of this Article V shall be deemed to be a contract between the Corporation and each Director and Officer entitled to the benefits hereof at any time while this Article V is in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with respect to any state of facts then or theretofore existing or any Proceeding theretofore or thereafter brought based in whole or in pail upon any such state of facts.

(b) If a claim for indemnification hereunder by a Director or Officer is not paid in full by the Corporation within 60 days after receipt by the Corporation of a written claim for indemnification, such Director or Officer may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim, and if successful in whole or in part, such Director or Officer shall also be entitled to be paid the expenses of prosecuting such claim. The failure of the Corporation (including its Board of Directors or any committee thereof, independent legal counsel, or stockholders) to make a determination concerning the permissibility of such indemnification under this Article V shall not be a defense to the action and shall not create a presumption that such indemnification is not permissible. The burden of proving that a Director or Officer is not entitled to indemnification shall be on the Corporation.

(c) In any suit brought by a Director or Officer to enforce a right to indemnification hereunder, it shall be a defense that such Director or Officer has not met any applicable standard for indemnification set forth in the DGCL.

8.    Non-Exclusivity of Rights. The rights to indemnification and advancement of Expenses set forth in this Article V shall not be exclusive of any other right which any Director, Officer, or Non-Officer Employee may have or hereafter acquire under any statute, provision of the Certificate or these By-laws, agreement, vote of stockholders or Disinterested Directors or otherwise.

9.    Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer or Non-Officer Employee against any liability of any character asserted against or incurred by the Corporation or any such Director, Officer or Non-Officer Employee, or arising out of any such person’s Corporate Status, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL or the provisions of this Article V.

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10.  Other Indemnification. The Corporation’s obligation, if any, to indemnify any person under this Article V as a result of such person serving, at the request of the Corporation, as a director, partner, trustee, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, employee benefit plan or enterprise.

Article VI - Miscellaneous Provisions

1.    Fiscal Year. Except as otherwise determined by the Board of Directors, the fiscal year of the Corporation shall end on December 31st of each year.

2.    Seal. The Board of Directors shall have power to adopt and alter the seal of the Corporation.

3.    Execution of Instruments. Subject to any limitations which may be set forth in a resolution of the Board of Directors, all deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without director action may be executed on behalf of the Corporation by, a President or Chief Executive Office3r, or by any other officer, employee or agent of the Corporation as the Board of Directors may authorize.

4.    Voting of Securities. Unless the Board of Directors otherwise provides, a President, any Vice President or the Treasurer may waive notice of and act on behalf of this Corporation, or appoint another person or persons to act as proxy or attorney in fact for this Corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or stockholders of any other corporation or organization, any of whose securities are held by this Corporation.

5.    Resident Agent. The Board of Directors may appoint a resident agent upon whom legal process may be served in any action or proceeding against the Corporation.

6.    Corporate Records. The original or attested copies of the Certificate of Incorporation, By-laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock and transfer records, which shall contain the names of all stockholders, their record addresses and the amount of stock held by each, shall be kept at the principal office of the Corporation, at the office of its counsel, or at an office of its transfer agent.

7.    Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the Corporation, as amended and in effect from time to time.

8.    Amendments. Except as otherwise provided by the Certificate of Incorporation or applicable law, these By-laws may be altered, amended or repealed, and new By-laws may be adopted, by the stockholders or by the Board of Directors.

9.    Waiver of Notice. Whenever notice is required to be given under any provision of these By-laws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting needs to be specified in any written waiver or any waiver by electronic transmission.

Adopted:	, 2022

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Annex B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

QUANTUM COMPUTING INC.
(a Delaware corporation)

The current name of the corporation is Quantum Computing Inc. The corporation was incorporated under its current name by the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware on February 22, 2018. This Amended and Restated Certificate of Incorporation of the corporation, which restates and integrates and also further amends the provisions of the corporation’s certificate of incorporation, as heretofore amended, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware. The certificate of incorporation of the corporation, as heretofore amended, is hereby amended, integrated and restated to read in its entirety as follows:

ARTICLE I
NAME

The name of the corporation is Quantum Computing Inc. (the “Corporation”).

ARTICLE II
AGENT

The address of the Corporation’s registered office in the State of Delaware is 874 Walker Road, Suite C, Dover, Kent County, Delaware 19904. The name of its registered agent at such address is United Corporate Services, Inc.

ARTICLE III
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV
STOCK

Section 4.1     Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 260,000,000, of which 250,000,000 shall be designated as common stock, par value $0.0001 per share (the “Common Stock”), and 10,000,000 shall be designated as preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Section 4.2     Common Stock.

(a)      Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (as the same may be amended and/or restated from time to time, the “Certificate of Incorporation”), including any certificate of designations relating to any series of Preferred Stock (each hereinafter referred to as a “Preferred Stock Designation”), that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any Preferred Stock Designation).

(b)      Dividends. Subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive dividends out of any funds of the Corporation legally available therefor when, as and if declared by the Board of Directors.

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(c)      Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, subject to the rights of the holders of any outstanding series of Preferred Stock, the holders of shares of Common Stock shall be entitled to receive the assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

Section 4.3     Preferred Stock.

(a)      Pursuant to the authority conferred by this Article IV upon the Board of Directors of the Corporation, the Board of Directors created (i) a series of 2,000,000 shares of Preferred Stock designated as Series A Convertible Preferred Stock (the “Series A Preferred Stock”) by filing the Certificate of Designations, Preferences and Rights of the Series A Preferred Stock with the Secretary of State of the State of Delaware (the “Secretary of State”) on November 10, 2021, including the amendment to such Certificate of Designations filed with the Secretary of State on December 16, 2021, pursuant to which the number of shares of Preferred Stock designated as Series A Preferred Stock was reduced to 1,550,000 shares, and (ii) a series of 3,079,864 shares of Preferred Stock designated as Series B Convertible Preferred Stock (“Series B Preferred Stock”) by filing a Certificate of Designations on June 14, 2022 with the Secretary of State, and the powers (including voting powers), designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the Series A Preferred Stock and Series B Preferred Stock are set forth on Exhibit A and Exhibit B hereto, respectively, and are incorporated herein by reference.

(b)      Shares of Preferred Stock may be issued from time to time in one or more series. Subject to limitations prescribed by law and the provisions of this Article IV, the Board of Directors is hereby authorized to provide by resolution and by causing the filing of a Preferred Stock Designation for the issuance of the shares of Preferred Stock in one or more series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers (including voting powers, whether full, limited or no voting powers), preferences, and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions, if any, of the shares of each such series.

Section 4.4     No Class Vote on Changes in Authorized Number of Shares of Stock. Subject to the rights of the holders of any outstanding series of Preferred Stock, the number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of at least a majority of the voting power of the stock entitled to vote irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V
BOARD OF DIRECTORS

Section 5.1     Number. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and subject to the terms of the Stockholders Agreement, dated as of June 14, 2022, among the Corporation and the stockholders party thereto (as the same may be amended, modified, supplemented and/or restated from time to time, the “Stockholders Agreement”), the Board of Directors shall consist of seven directors or such other number as may be determined from time to time solely by resolution adopted by the affirmative vote of a majority of the total number of directors then authorized.

Section 5.2     Vacancies; Removal.

(a)      Subject to (x) the rights of the holders of any outstanding series of Preferred Stock and (y) the Stockholders Agreements, unless otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director. Any director so chosen shall hold office until the next election of directors and until his or her successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

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(b)      Except for such additional directors, if any, as are elected by the holders of any series of Preferred Stock as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and unless otherwise restricted by law, any director, or the entire Board of Directors, may be removed, with or without cause, by the affirmative vote of at least a majority of the voting power of the stock outstanding and entitled to vote thereon.

(c)      During any period when the holders of any series of Preferred Stock have the right to elect additional directors as provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, disqualification, resignation or removal. In case any vacancy shall occur among the Preferred Stock Directors, a successor may be elected by the holders of Preferred Stock pursuant to said provisions. Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), whenever the holders of any series of Preferred Stock having such right to elect additional directors are divested of such right pursuant to said provisions, the terms of office of all such Preferred Stock Directors elected by the holders of such Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate and the total authorized number of directors of the Corporation shall be reduced accordingly.

Section 5.2     Powers. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.3     Election; Annual Meeting of Stockholders.

(a)      Ballot Not Required. The directors of the Corporation need not be elected by written ballot unless the Bylaws of the Corporation so provide.

(b)      Notice. Advance notice of nominations for the election of directors, and of business other than nominations, to be proposed by stockholders for consideration at a meeting of stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

(c)      Annual Meeting. An annual meeting of stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, if any, either within or without the State of Delaware, on such date, and at such time as the Board of Directors shall fix.

ARTICLE VI
STOCKHOLDER ACTION

Except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation), no action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless such action has been approved in advance by the Board of Directors.

ARTICLE VII
SPECIAL MEETINGS OF STOCKHOLDERS

Except as otherwise required by law, and except as otherwise provided for or fixed pursuant to the provisions of Article IV hereof (including any Preferred Stock Designation) or the Stockholders Agreement, a special meeting of the stockholders of the Corporation may be called at any time only by the Board of Directors, the Chairman of the Board or the Chief Executive Officer. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

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ARTICLE VIII
AMENDMENT

Section 8.1     Amendment of Certificate of Incorporation. The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all powers, preferences and rights of any nature conferred upon stockholders, directors or any other persons by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to this reservation.

Section 8.2     Amendment of Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX
EXCULPATION

Section 9.1     No Personal Liability. To the fullest extent permitted by the DGCL as the same exists or as may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the DGCL permits, or is hereafter amended to permit, exculpation of officers, then, from and after the effective time of such amendment, to the fullest extent permitted by the DGCL, the officers of the Corporation for which such exculpation is permitted shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer.

Section 9.2     Amendment or Repeal. Any amendment, alteration or repeal of this Article XI that adversely affects any right of a director or officer shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

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IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed as of this __ day of ______________, 2022.

QUANTUM COMPUTING INC.
By:
Robert Liscouski Chief Executive Officer

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Annex C

QUANTUM COMPUTING INC.
2022 EQUITY AND INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF THE PLAN: DEFINITIONS

The name of the plan is the QUANTUM COMPUTING INC. 2022 EQUITY AND INCENTIVE PLAN (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, directors, Consultants and other key persons of QUANTUM COMPUTING INC., a Delaware corporation (including any successor entity, the “Company”) and its Subsidiaries, upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business, to acquire a proprietary interest in the Company.

The following terms shall be defined as set forth below:

“Affiliate” of any Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first mentioned Person. A Person shall be deemed to control another Person if such first Person possesses directly or indirectly the power to direct, or cause the direction of, the management and policies of the second Person, whether through the ownership of voting securities, by contract or otherwise.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock Awards (including preferred stock), Unrestricted Stock Awards, Restricted Stock Units or any combination of the foregoing.

“Award Agreement” means a written or electronic agreement setting forth the terms and provisions applicable to an Award granted under the Plan. Each Award Agreement may contain terms and conditions in addition to those set forth in the Plan; provided, however, in the event of any conflict in the terms of the Plan and the Award Agreement, the terms of the Plan shall govern.

“Board” means the Board of Directors of the Company.

“Cause” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Cause,” it shall mean (i) the grantee’s dishonest statements or acts with respect to the Company or any Affiliate of the Company, or any current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the grantee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the grantee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the grantee’s gross negligence, willful misconduct or insubordination with respect to the Company or any Affiliate of the Company; or (v) the grantee’s material violation of any provision of any agreement(s) between the grantee and the Company relating to noncompetition, nonsolicitation, nondisclosure and/or assignment of inventions.

“Chief Executive Officer” means the Chief Executive Officer of the Company or, if there is no Chief Executive Officer, then the President of the Company.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Committee” means the Committee of the Board referred to in Section 2.

“Consultant” means any entity or natural person that provides bona fide services to the Company (including a Subsidiary), and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means such condition which renders a Person (A) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expect to last for a continuous period of not less than 12 months, (B) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under

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an accident and health plan covering employees of the Company, (C) determined to be totally disabled by the Social Security Administration, or (D) determined to be disabled under a disability insurance program which provides for a definition of disability that meets the requirements of this section.

“Effective Date” means the date on which the Plan is adopted as set forth in this Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Committee based on the reasonable application of a reasonable valuation method that is consistent with Section 409A of the Code. If the Stock is admitted to trade on a national securities exchange, the determination shall be made by reference to the closing price reported on such exchange. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price. If the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent).

“Good Reason” shall have the meaning as set forth in the Award Agreement(s). In the case that any Award Agreement does not contain a definition of “Good Reason,” it shall mean (i) a material diminution in the grantee’s base salary except for across-the-board salary reductions similarly affecting all or substantially all similarly situated employees of the Company or (ii) a change of more than 100 miles in the geographic location at which the grantee provides services to the Company, so long as the grantee provides notice of the condition giving rise to Good Reason no more than 90 days from the date on which such event occurred which gave rise to Good Reason for Termination of the Service Relationship, and the Company fails to cure such event within 30 days after such notice.

“Grant Date” means the date that the Committee designates in its approval of an Award in accordance with applicable law as the date on which the Award is granted, which date may not precede the date of such Committee approval.

“Holder” means, with respect to an Award or any Shares, the Person holding such Award or Shares, including the initial recipient of the Award or any Permitted Transferee.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Permitted Transferees” shall mean any of the following to whom a Holder may transfer Shares hereunder (as set forth in Section 9(a)(ii)(A)): the Holder’s child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons control the management of assets, and any other entity in which these persons own more than fifty percent of the voting interests; provided, however, that any such trust does not require or permit distribution of any Shares during the term of the Award Agreement unless subject to its terms. Upon the death of the Holder, the term Permitted Transferees shall also include such deceased Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees, as the case may be.

“Person” shall mean any individual, corporation, partnership (limited or general), limited liability company, limited liability partnership, association, trust, joint venture, unincorporated organization or any similar entity.

“Restricted Stock Award” means Awards granted pursuant to Section 7 and “Restricted Stock” means Shares issued pursuant to such Awards.

“Restricted Stock Unit” means an Award of phantom stock units to a grantee, which may be settled in cash or Shares as determined by the Committee, pursuant to Section 8.

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“Sale Event” means the consummation of i) a change in the ownership of the Company, ii) a change in effective control of the Company, or iii) a change in the ownership of a substantial portion of the assets of the Company. The occurrence of a Sale Event shall be acknowledged by the plan administrator or board of directors, by strictly applying these provisions without any discretion to deviate from the objective application of the definitions provided herein; provided, however, that any capital raising event, or a merger effected solely to change the Company’s domicile shall not constitute a “Sale Event.”

Except as otherwise provided herein, a change in the ownership of the Company occurs on the date that any one person, or more than one person acting as a group acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50 percent of the total fair market value or total voting power of the stock of the Company. However, if any one person, or more than one person acting as a group, is considered to own more than 50 percent of the total fair market value or total voting power of the stock of the Company the acquisition of additional stock by the same person or persons is not considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company). An increase in the percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this section. This section applies only when there is a transfer of stock of the Company (or issuance of stock) which remains outstanding after the transaction.

A change in the effective control of the Company occurs only on either of the following dates: (1) The date any one person, or more than one person acting as a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30 percent or more of the total voting power of the stock of the Company; (2) The date a majority of members of the Company’s board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors before the date of the appointment or election.

A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group acquires (or has acquired during the 12- month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Service Relationship” means any relationship as a full-time employee, part-time employee, director or other key person (including Consultants) of the Company or any Subsidiary or any successor entity (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Shares” means shares of Stock.

“Stock” means the Common Stock, par value $0.001 per share, of the Company.

“Stock Appreciation Right” means any right to receive from the Company upon exercise by an optionee or settlement, in cash, Shares, or a combination thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has more than a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent of the Company or any Subsidiary.

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“Termination Event” means the termination of the Award recipient’s Service Relationship with the Company and its Subsidiaries for any reason whatsoever, regardless of the circumstances thereof, and including, without limitation, upon death, disability, retirement, discharge or resignation for any reason, whether voluntarily or involuntarily. The following shall not constitute a Termination Event: (i) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another Subsidiary or (ii) an approved leave of absence for military service or sickness, or for any other purpose approved by the Committee, if the individual’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

“Unrestricted Stock Award” means any Award granted pursuant to Section 7 and “Unrestricted Stock” means Shares issued pursuant to such Awards.

SECTION 2. ADMINISTRATION OF PLAN; COMMITTEE AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a) Administration of Plan. The Plan shall be administered by the Board, or at the discretion of the Board, by a committee of the Board, comprised of not less than two directors. All references herein to the “Committee” shall be deemed to refer to the group then responsible for administration of the Plan at the relevant time (i.e., either the Board of Directors or a committee or committees of the Board, as applicable).

(b) Powers of Committee. The Committee shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the amount, if any, of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Stock Units, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number and types of Shares to be covered by any Award and, subject to the provisions of the Plan, the price, exercise price, conversion ratio or other price relating thereto;

(iv) to determine and, subject to Section 12, to modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of Award Agreements;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) to impose any limitations on Awards, including limitations on transfers, repurchase provisions and the like, and to exercise repurchase rights or obligations;

(vii) subject to Section 5(a)(ii) and any restrictions imposed by Section 409A, to extend at any time the period in which Stock Options may be exercised; and

(viii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including Award Agreements); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and all Holders.

(c) Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award.

(d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted

Annex C-4

by law and/or under the Company’s governing documents, including its certificate of incorporation or bylaws, or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e) Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and any Subsidiary operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries, if any, shall be covered by the Plan; (ii) determine which individuals, if any, outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitation contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.

SECTION 3. STOCK ISSUABLE UNDER THE PLAN; MERGERS AND OTHER TRANSACTIONS; SUBSTITUTION

(a) Stock Issuable. The maximum number of Shares reserved and available for issuance under the Plan shall be 16,000,000 Shares (the “Share Reserve”), subject to adjustment as provided in Section 3(b) and the following sentence regarding the annual increase. In addition, the Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2023 and ending on (and including) January 1, 2032, in an amount equal to 1,000,000 shares. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), the Shares subject to such Stock Award, to the extent of any such expiration, termination or settlement, will again be available for issuance under the Plan. If any shares of Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan. For purposes of this limitation, the Shares underlying any Awards that are forfeited, canceled, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the Shares available for issuance under the Plan. Subject to such overall limitations, Shares may be issued up to such maximum number pursuant to any type or types of Award. The Shares available for issuance under the Plan may be authorized but unissued Shares or Shares reacquired by the Company. The value of any Shares granted to a non-employee director of the Company, solely for services as a director, when added to any annual cash payments or awards, shall not exceed an aggregate value of two hundred thousand dollars ($200,000) in any calendar year.

(b) Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional Shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Shares or other securities, in each case, without the receipt of consideration by the Company, or, if, as a result of any merger or consolidation, or sale of all or substantially all of the assets of the Company, the outstanding Shares are converted into or exchanged for other securities of the Company or any successor entity (or a parent or subsidiary thereof), the Committee shall make an appropriate and proportionate adjustment in (i) the maximum number of Shares reserved for issuance under the Plan, (ii) the number and kind of Shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per Share subject to each outstanding Award, and (iv) the exercise price for each Share subject to any then outstanding Stock Options under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options) as to which such Stock Options remain exercisable. The Committee shall in any event make such adjustments as may be required by the laws of Delaware and the rules and regulations promulgated thereunder.

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The adjustment by the Committee shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan resulting from any such adjustment, but the Committee in its discretion may make a cash payment in lieu of fractional shares.

(c) Sale Events.

(i) Options.

(A) In the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Options and SARs issued hereunder shall become one hundred percent (100%) vested upon the effective time of any such Sale Event. New stock options or other awards of the successor entity or parent thereof shall be substituted therefor, with an equitable or proportionate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) In the event of the termination of the Plan and all outstanding Options and SARs issued hereunder pursuant to Section 3(c), each Holder of Options shall be permitted, within a period of time prior to the consummation of the Sale Event as specified by the Committee, to exercise all such Options or SARs which are then exercisable or will become exercisable as of the effective time of the Sale Event; provided, however, that the exercise of Options not exercisable prior to the Sale Event shall be subject to the consummation of the Sale Event.

(C) Notwithstanding anything to the contrary in Section 3(c)(i)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Options, without any consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the value as determined by the Committee of the consideration payable per share of Stock pursuant to the Sale Event (the “Sale Price”) times the number of Shares subject to outstanding Options being cancelled (to the extent then vested and exercisable, including by reason of acceleration in connection with such Sale Event, at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding vested and exercisable Options.

(ii) Restricted Stock and Restricted Stock Unit Awards.

(A) In the case of and subject to the consummation of a Sale Event, all unvested Restricted Stock and unvested Restricted Stock Unit Awards issued hereunder shall become one hundred percent (100%) vested, with an equitable or proportionate adjustment as to the number and kind of shares subject to such awards as such parties shall agree (after taking into account any acceleration hereunder and/or pursuant to the terms of any Award Agreement).

(B) Such Restricted Stock shall be repurchased from the Holder thereof at the then Fair Market Value of such shares, (subject to adjustment as provided in Section 3(b)) for such Shares.

(C) Notwithstanding anything to the contrary in Section 3(c)(ii)(A), in the event of a Sale Event, the Company shall have the right, but not the obligation, to make or provide for a cash payment to the Holders of Restricted Stock or Restricted Stock Unit Awards, without consent of the Holders, in exchange for the cancellation thereof, in an amount equal to the Sale Price times the number of Shares subject to such Awards, to be paid at the time of such Sale Event or upon the later vesting of such Awards.

SECTION 4. ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, directors, Consultants and key persons of the Company and any Subsidiary who are selected from time to time by the Committee in its sole discretion; provided, however, that Awards shall be granted only to those individuals described in Rule 701(c) of the Securities Act.

SECTION 5. STOCK OPTIONS

Upon the grant of a Stock Option, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

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Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

(a) Terms of Stock Options. The Committee in its discretion may grant Stock Options to those individuals who meet the eligibility requirements of Section 4. Stock Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(i) Exercise Price. The exercise price per share for the Shares covered by a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100 percent of the Fair Market Value on the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the exercise price per share for the Shares covered by such Incentive Stock Option shall not be less than 110 percent of the Fair Market Value on the Grant Date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years from the Grant Date. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the Grant Date.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable and/or vested at such time or times, whether or not in installments, as shall be determined by the Committee at or after the Grant Date. The Award Agreement may permit a grantee to exercise all or a portion of a Stock Option immediately at grant; provided that the Shares issued upon such exercise shall be subject to restrictions and a vesting schedule identical to the vesting schedule of the related Stock Option, such Shares shall be deemed to be Restricted Stock for purposes of the Plan, and the optionee may be required to enter into an additional or new Award Agreement as a condition to exercise of such Stock Option. An optionee shall have the rights of a stockholder only as to Shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options. An optionee shall not be deemed to have acquired any Shares unless and until a Stock Option shall have been exercised pursuant to the terms of the Award Agreement and this Plan and the optionee’s name has been entered on the books of the Company as a stockholder.

(iv) Method of Exercise. Stock Options may be exercised by an optionee in whole or in part, by the optionee giving written or electronic notice of exercise to the Company, specifying the number of Shares to be purchased. Payment of the purchase price may be made by one or more of the following methods (or any combination thereof) to the extent provided in the Award Agreement:

(A) In cash, by certified or bank check, by wire transfer of immediately available funds, or other instrument acceptable to the Committee;

(B) If permitted by the Committee, through the delivery (or attestation to the ownership) of Shares that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. To the extent required to avoid variable accounting treatment under applicable accounting rules, such surrendered Shares if originally purchased from the Company shall have been owned by the optionee for at least six months. Such surrendered Shares shall be valued at Fair Market Value on the exercise date;

(C) If permitted by the Committee and by the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; or

(D) If permitted by the Committee, and only with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issuable upon exercise by the largest whole number of Shares with a Fair Market Value that does not exceed the aggregate exercise price.

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Payment instruments will be received subject to collection. No certificates for Shares so purchased will be issued to the optionee or, with respect to uncertificated Stock, no transfer to the optionee on the records of the Company will take place, until the Company has completed all steps it has deemed necessary to satisfy legal requirements relating to the issuance and sale of the Shares, which steps may include, without limitation, (i) receipt of a representation from the optionee at the time of exercise of the Option that the optionee is purchasing the Shares for the optionee’s own account and not with a view to any sale or distribution of the Shares or other representations relating to compliance with applicable law governing the issuance of securities, (ii) the legending of the certificate (or notation on any book entry) representing the Shares to evidence the foregoing restrictions, and (iii) obtaining from optionee payment or provision for all withholding taxes due as a result of the exercise of the Option. The delivery of certificates representing the shares of Stock (or the transfer to the optionee on the records of the Company with respect to uncertificated Stock) to be purchased pursuant to the exercise of a Stock Option will be contingent upon (A) receipt from the optionee (or a purchaser acting in his or her stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such Shares and the fulfillment of any other requirements contained in the Award Agreement or applicable provisions of laws and (B) if required by the Company, the optionee shall have entered into any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Stock. In the event an optionee chooses to pay the purchase price by previously-owned Shares through the attestation method, the number of Shares transferred to the optionee upon the exercise of the Stock Option shall be net of the number of Shares attested to by the Optionee.

(b) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Stock Options granted under the Plan and any other plan of the Company or its parent and any Subsidiary that become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(c) Termination. Any portion of a Stock Option that is not vested and exercisable on the date of termination of an optionee’s Service Relationship shall immediately expire and be null and void. Once any portion of the Stock Option becomes vested and exercisable, the optionee’s right to exercise such portion of the Stock Option (or the optionee’s representatives and legatees as applicable) in the event of a termination of the optionee’s Service Relationship shall continue until the earliest of: (i) the date which is: (A) 12 months following the date on which the optionee’s Service Relationship terminates due to death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (B) three months following the date on which the optionee’s Service Relationship terminates if the termination is due to any reason other than death or Disability (or such longer period of time as determined by the Committee and set forth in the applicable Award Agreement), or (ii) the Expiration Date set forth in the Award Agreement; provided that notwithstanding the foregoing, an Award Agreement may provide that if the optionee’s Service Relationship is terminated for Cause, the Stock Option shall terminate immediately and be null and void upon the date of the optionee’s termination and shall not thereafter be exercisable.

SECTION 6. STOCK APPRECIATION RIGHTS

The Committee is authorized to grant SARs to optionees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) SARs may be granted under the Plan to optionees either alone or in addition to other Awards granted under the Plan and may, but need not, relate to specific Option granted under Section 5.

(b) The exercise price per Share under a SAR shall be determined by the Committee, provided, however, that except in the case of a substitute Award, such exercise price shall not be less than the fair market value of a Share on the date of grant of such SAR.

(c) The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR.

(d) The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part. Unless otherwise determined by the Committee or unless otherwise set forth in an Award Agreement, the provisions set forth in Section 5 above with respect to exercise of an Award following termination of service shall apply to any SAR. The Committee may specify in an Award Agreement that an “in-the-money” SAR shall be automatically exercised on its expiration date.

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SECTION 7. RESTRICTED STOCK AWARDS

(a) Nature of Restricted Stock Awards. The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible individual under Section 4 hereof a Restricted Stock Award under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant. Conditions may be based on the type of stock upon which restrictions are placed, continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives and/or such other criteria as the Committee may determine. Upon the grant of a Restricted Stock Award, the Company and the grantee shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee, and such terms and conditions may differ among individual Awards and grantees.

(b) Rights as a Stockholder. Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee of Restricted Stock shall be considered the record owner of and shall be entitled to vote the Restricted Stock if, and to the extent, such Shares are entitled to voting rights, subject to such conditions contained in the Award Agreement. The grantee shall be entitled to receive all dividends and any other distributions declared on the Shares; provided, however, that the Company is under no duty to declare any such dividends or to make any such distribution. Unless the Committee shall otherwise determine, certificates evidencing the Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in subsection (d) below of this Section, and the grantee shall be required, as a condition of the grant, to deliver to the Company a stock power endorsed in blank and such other instruments of transfer as the Committee may prescribe.

(c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Award Agreement. Except as may otherwise be provided by the Committee either in the Award Agreement or, subject to Section 12 below, in writing after the Award Agreement is issued, if a grantee’s Service Relationship with the Company and any Subsidiary terminates, the Company or its assigns shall have the right, as may be specified in the relevant instrument, to repurchase some or all of the Shares subject to the Award at such purchase price as is set forth in the Award Agreement.

(d) Vesting of Restricted Stock. The Committee at the time of grant shall specify in the Award Agreement the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the substantial risk of forfeiture imposed shall lapse and the Restricted Stock shall become vested, subject to such further rights of the Company or its assigns as may be specified in the Award Agreement.

SECTION 8. UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other purchase price determined by the Committee) to an eligible person under Section 4 hereof an Unrestricted Stock Award under the Plan. Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 9. RESTRICTED STOCK UNITS

(a) Nature of Restricted Stock Units. The Committee may, in its sole discretion, grant to an eligible person under Section 4 hereof Restricted Stock Units under the Plan. The Committee shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Vesting conditions may be based on continuing employment (or other Service Relationship), achievement of pre-established performance goals and objectives which may be based on targets for revenue, revenue growth, EBITDA, net income, earnings per share and/or other such criteria as the Committee may determine. Upon the grant of Restricted Stock Units, the grantee and the Company shall enter into an Award Agreement. The terms and conditions of each such Award Agreement shall be determined by the Committee and may differ among individual Awards and grantees. On or promptly following the vesting date or dates applicable to any Restricted Stock Unit, but in no event later than March 15 of the year following the year in which such vesting occurs, such Restricted Stock Unit(s) shall be settled in the form of cash or shares of Stock, as specified in the Award Agreement. Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered or disposed of.

(b) Rights as a Stockholder. A grantee shall have the rights of a stockholder only as to Shares, if any, acquired upon settlement of Restricted Stock Units. A grantee shall not be deemed to have acquired any such Shares unless and until the Restricted Stock Units shall have been settled in Shares pursuant to the terms of the Plan and the

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Award Agreement, the Company shall have issued and delivered a certificate representing the Shares to the grantee (or transferred on the records of the Company with respect to uncertificated stock), and the grantee’s name has been entered in the books of the Company as a stockholder.

(c) Termination. Except as may otherwise be provided by the Committee either in the Award Agreement or in writing after the Award Agreement is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s cessation of Service Relationship with the Company and any Subsidiary for any reason.

SECTION 10. TRANSFER RESTRICTIONS; COMPANY RIGHT OF FIRST REFUSAL; COMPANY REPURCHASE RIGHTS

(a) Restrictions on Transfer.

(i) Non-Transferability of Stock Options. Restricted Stock awards granted under Section 7, Stock Options, SARs and, prior to exercise, the Shares issuable upon exercise of such Stock Option, shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee, or by the optionee’s legal representative or guardian in the event of the optionee’s incapacity. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide in the Award Agreement regarding a given Stock Option or Restricted Stock award that the optionee may transfer by gift, without consideration for the transfer, his or her Non-Qualified Stock Options to his or her family members (as defined in Rule 701 of the Securities Act), to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners (to the extent such trusts or partnerships are considered “family members” for purposes of Rule 701 of the Securities Act), provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award Agreement, including the execution of a stock power upon the issuance of Shares. Stock Options, SARs and the Shares issuable upon exercise of such Stock Options, shall be restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” (as defined in the Exchange Act) or any “call equivalent position” (as defined in the Exchange Act) prior to exercise.

(ii) Shares. No Shares shall be sold, assigned, transferred, pledged, hypothecated, given away or in any other manner disposed of or encumbered, whether voluntarily or by operation of law, unless (i) the transfer is in compliance with the terms of the applicable Award Agreement, all applicable securities laws (including, without limitation, the Securities Act), and with the terms and conditions of this Section 10, (ii) the transfer does not cause the Company to become subject to the reporting requirements of the Exchange Act, and the transferee consents in writing to be bound by the provisions of the Plan and the Award Agreement, including this Section 10. In connection with any proposed transfer, the Committee may require the transferor to provide at the transferor’s own expense an opinion of counsel to the transferor, satisfactory to the Committee, that such transfer is in compliance with all foreign, federal and state securities laws (including, without limitation, the Securities Act). Any attempted transfer of Shares not in accordance with the terms and conditions of this Section 10 shall be null and void, and the Company shall not reflect on its records any change in record ownership of any Shares as a result of any such transfer, shall otherwise refuse to recognize any such transfer and shall not in any way give effect to any such transfer of Shares. The Company shall be entitled to seek protective orders, injunctive relief and other remedies available at law or in equity including, without limitation, seeking specific performance or the rescission of any transfer not made in strict compliance with the provisions of this Section 10.

Subject to the foregoing general provisions, and unless otherwise provided in the applicable Award Agreement, Shares may be transferred pursuant to the following specific terms and conditions (provided that with respect to any transfer of Restricted Stock, all vesting and forfeiture provisions shall continue to apply with respect to the original recipient):

(A) Transfers to Permitted Transferees. The Holder may transfer any or all of the Shares to one or more Permitted Transferees; provided, however, that following such transfer, such Shares shall continue to be subject to the terms of this Plan (including this Section 10) and such Permitted Transferee(s) shall, as a condition to any such transfer, deliver a written acknowledgment to that effect to the Company and shall deliver a stock power to the Company with respect to the Shares. Notwithstanding the foregoing, the Holder may not transfer any of the Shares to a Person whom the Company reasonably determines is a direct competitor or a potential competitor of the Company or any of its Subsidiaries.

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(B) Transfers Upon Death. Upon the death of the Holder, any Shares then held by the Holder at the time of such death and any Shares acquired after the Holder’s death by the Holder’s legal representative shall be subject to the provisions of this Plan, and the Holder’s estate, executors, administrators, personal representatives, heirs, legatees and distributees shall be obligated to convey such Shares to the Company or its assigns under the terms contemplated by the Plan and the Award Agreement.

(b) Right of First Refusal. In the event that a Holder desires at any time to sell or otherwise transfer all or any part of his or her Shares (other than shares of Restricted Stock which by their terms are not transferrable), the Holder first shall give written notice to the Company of the Holder’s intention to make such transfer. Such notice shall state the number of Shares that the Holder proposes to sell (the “Offered Shares”), the price and the terms at which the proposed sale is to be made and the name and address of the proposed transferee. At any time within 30 days after the receipt of such notice by the Company, the Company or its assigns may elect to purchase all or any portion of the Offered Shares at the price and on the terms offered by the proposed transferee and specified in the notice. The Company or its assigns shall exercise this right by mailing or delivering written notice to the Holder within the foregoing 30-day period. If the Company or its assigns elect to exercise its purchase rights under this Section 10(b), the closing for such purchase shall, in any event, take place within 45 days after the receipt by the Company of the initial notice from the Holder. Any Shares not sold to the proposed transferee shall remain subject to the Plan. If the Holder is a party to any stockholders agreements or other agreements with the Company and/or certain other of the Company’s stockholders relating to the Shares, (i) the transferring Holder shall comply with the requirements of such stockholders agreements or other agreements relating to any proposed transfer of the Offered Shares, and (ii) any proposed transferee that purchases Offered Shares shall enter into such stockholders agreements or other agreements with the Company and/or certain of the Company’s stockholders relating to the Offered Shares on the same terms and in the same capacity as the transferring Holder.

(c) Company’s Right of Repurchase.

(i) Right of Repurchase for Unvested Shares Issued Upon the Exercise of an Option. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares acquired upon exercise of a Stock Option which is still subject to a risk of forfeiture as of the Termination Event. Such repurchase rights may be exercised by the Company within the later of (A) six months following the date of such Termination Event or (B) seven months after the acquisition of Shares upon exercise of a Stock Option. The repurchase price shall be equal to the lower of the original per share price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(ii) Right of Repurchase With Respect to Restricted Stock. Upon a Termination Event, the Company or its assigns shall have the right and option to repurchase from a Holder of Shares received pursuant to a Restricted Stock Award any Shares that are still subject to a risk of forfeiture as of the Termination Event. Such repurchase right may be exercised by the Company within six months following the date of such Termination Event. The repurchase price shall be the lower of the original per share purchase price paid by the Holder, subject to adjustment as provided in Section 3(b) of the Plan, or the current Fair Market Value of such Shares as of the date the Company elects to exercise its repurchase rights.

(iii) Procedure. Any repurchase right of the Company shall be exercised by the Company or its assigns by giving the Holder written notice on or before the last day of the repurchase period of its intention to exercise such repurchase right. Upon such notification, the Holder shall promptly surrender to the Company, free and clear of any liens or encumbrances, any certificates representing the Shares being purchased, together with a duly executed stock power for the transfer of such Shares to the Company or the Company’s assignee or assignees. Upon the Company’s or its assignee’s receipt of the certificates from the Holder, the Company or its assignee or assignees shall deliver to him, her or them a check for the applicable repurchase price; provided, however, that the Company may pay the repurchase price by offsetting and canceling any indebtedness then owed by the Holder to the Company.

(d) Escrow Arrangement.

(i) Escrow. In order to carry out the provisions of this Section 10 of this Plan more effectively, the Company shall hold any Shares issued pursuant to Awards granted under the Plan in escrow together with separate stock powers executed by the Holder in blank for transfer. The Company shall not dispose of the Shares except as otherwise provided in this Plan. In the event of any repurchase by the Company (or any of its assigns), the Company is hereby authorized

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by the Holder, as the Holder’s attorney-in-fact, to date and complete the stock powers necessary for the transfer of the Shares being purchased and to transfer such Shares in accordance with the terms hereof. At such time as any Shares are no longer subject to the Company’s repurchase and first refusal rights, the Company shall, at the written request of the Holder, deliver to the Holder a certificate representing such Shares with the balance of the Shares to be held in escrow pursuant to this Section.

(ii) Remedy. Without limitation of any other provision of this Plan or other rights, in the event that a Holder or any other Person is required to sell a Holder’s Shares pursuant to the provisions of Sections 10(b) or (c) hereof and in the further event that he or she refuses or for any reason fails to deliver to the Company or its designated purchaser of such Shares the certificate or certificates evidencing such Shares together with a related stock power, the Company or such designated purchaser may deposit the applicable purchase price for such Shares with a bank designated by the Company, or with the Company’s independent public accounting firm, as agent or trustee, or in escrow, for such Holder or other Person, to be held by such bank or accounting firm for the benefit of and for delivery to him, her, them or it, and/or, in its discretion, pay such purchase price by offsetting any indebtedness then owed by such Holder as provided above. Upon any such deposit and/or offset by the Company or its designated purchaser of such amount and upon notice to the Person who was required to sell the Shares to be sold pursuant to the provisions of Sections 10(b) or (c), such Shares shall at such time be deemed to have been sold, assigned, transferred and conveyed to such purchaser, such Holder shall have no further rights thereto (other than the right to withdraw the payment thereof held in escrow, if applicable), and the Company shall record such transfer in its stock transfer book or in any appropriate manner.

(e) Lockup Provision. If requested by the Company, a Holder shall not sell or otherwise transfer or dispose of any Shares (including, without limitation, pursuant to Rule 144 under the Securities Act) held by him or her for such period following the effective date of a public offering by the Company of Shares as the Company shall specify reasonably and in good faith. If requested by the underwriter engaged by the Company, each Holder shall execute a separate letter confirming his or her agreement to comply with this Section.

(f) Adjustments for Changes in Capital Structure. If, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Common Stock, the outstanding Shares are increased or decreased or are exchanged for a different number or kind of securities of the Company, the restrictions contained in this Section 10 shall apply with equal force to additional and/or substitute securities, if any, received by Holder in exchange for, or by virtue of his or her ownership of, Shares.

(g) Termination. The terms and provisions of Section 10(b) and Section 10(c) (except for the Company’s right to repurchase Shares still subject to a risk of forfeiture upon a Termination Event) shall terminate upon consummation of any Sale Event, in either case as a result of which Shares are registered under Section 12 of the Exchange Act and publicly-traded on any national security exchange.

SECTION 11. TAX WITHHOLDING

(a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Shares or other amounts received thereunder first becomes includable in the gross income of the grantee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver stock certificates (or evidence of book entry) to any grantee is subject to and conditioned on any such tax withholding obligations being satisfied by the grantee.

(b) Payment in Stock. The Company’s minimum required tax withholding obligation may be satisfied, in whole or in part, by the Company withholding from Shares to be issued pursuant to an Award a number of Shares having an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

SECTION 12. SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as may be specified by the Committee from time to time. In this regard, if any amount under a 409A Award is payable

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upon a “separation from service” (within the meaning of Section 409A) to a grantee who is considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. The Company makes no representation or warranty and shall have no liability to any grantee under the Plan or any other Person with respect to any penalties or taxes under Section 409A that are, or may be, imposed with respect to any Award. It is the intent of the Board that payments and benefits under the Plan comply with or be exempt from Section 409A and the regulations and guidance promulgated thereunder and, accordingly, to the maximum extent permitted the Plan shall be interpreted to be in compliance therewith or exempt therefrom. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed upon a Participant by Section 409A or damages to a Participant for failing to comply with Section 409A

SECTION 13. AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Committee may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the consent of the holder of the Award. The Committee may exercise its discretion to reduce the exercise price of outstanding Stock Options or effect repricing through cancellation of outstanding Stock Options and by granting such holders new Awards in replacement of the cancelled Stock Options. To the extent determined by the Committee to be required either by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or otherwise, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 13 shall limit the Board’s or Committee’s authority to take any action permitted pursuant to Section 2(b). The Board reserves the right to amend the Plan and/or the terms of any outstanding Stock Options to the extent reasonably necessary to comply with the requirements of the exemption pursuant to paragraph (0(4) of Rule 12h-1 of the Exchange Act.

SECTION 14. STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly so determine in connection with any Award.

SECTION 15. GENERAL PROVISIONS

(a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring Shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. No Shares shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Committee may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards, as it deems appropriate.

(b) Delivery of Stock Certificates. Stock certificates to grantees under the Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company; provided that stock certificates to be held in escrow pursuant to Section 10(d) of the Plan shall be deemed delivered when the Company shall have recorded the issuance in its records. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).

(c) No Employment Rights. The adoption of the Plan and the grant of Awards do not confer upon any Person any right to continued employment or Service Relationship with the Company or any Subsidiary.

(d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy-related restrictions, terms and conditions as may be established by the Committee, or in accordance with policies set by the Committee, from time to time.

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(e) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award on or after the grantee’s death or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

(f) Legend. Any certificate(s) representing the Shares shall carry substantially the following legend (and with respect to uncertificated Stock, the book entries evidencing such shares shall contain the following notation):

The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including repurchase and restrictions against transfers contained in the Plan and any agreements entered into thereunder by and between the company and the holder of this certificate (a copy of which is available at the offices of the company for examination).

(g) Information to Holders of Options. In the event the Company is relying on the exemption from the registration requirements of Section 12(g) of the Exchange Act contained in paragraph (f)(1) of Rule 12h-1 of the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act to all holders of Options in accordance with the requirements thereunder. The foregoing notwithstanding, the Company shall not be required to provide such information unless the option holder has agreed in writing, on a form prescribed by the Company, to keep such information confidential.

SECTION 16. EFFECTIVE DATE OF PLAN

The Plan shall become effective upon adoption by the Board and shall be approved by stockholders in accordance with applicable state law and the Company’s articles of incorporation and bylaws within 12 months thereafter. If the stockholders fail to approve the Plan within 12 months after its adoption by the Board of Directors, then any Awards granted or sold under the Plan shall be rescinded and no additional grants or sales shall thereafter be made under the Plan. Subject to such approval by stockholders and to the requirement that no Shares may be issued hereunder prior to such approval, Stock Options and other Awards may be granted hereunder on and after adoption of the Plan by the Board. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the date the Plan is adopted by the Board or the date the Plan is approved by the Company’s stockholders, whichever is earlier.

SECTION 17. GOVERNING LAW

This Plan, all Awards and any controversy arising out of or relating to this Plan and all Awards shall be governed by and construed in accordance with the laws of the State of Delaware as to matters within the scope thereof, without regard to conflict of law principles that would result in the application of any law other than the law of the State of Delaware.

DATE ADOPTED BY THE BOARD OF DIRECTORS:

DATE ADOPTED BY THE STOCKHOLDERS:

Annex C-14

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date SCAN TO VIEW MATERIALS & VOTE To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0000577136_1 R1.0.0.24 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01) Robert Fagenson 02) Yuping Huang 03) Robert Liscouski 04) Michael Turmelle 05) Bertrand Velge QUANTUM COMPUTING INC. 215 DEPOT COURT SE, SUITE 215 LEESBURG, VA 20175 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on September 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on September 20, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. For Against Abstain 2 To approve the potential issuance of shares in excess of 19.99% of the shares of our Common Stock that were outstanding on June 16, 2022 (the closing date of the merger with QPhoton, Inc.) upon the conversion of the shares of Series B convertible preferred stock, par value $0.0001 per share (the Series B Preferred Stock), of the Company and the exercise of the warrants that may be issued under the QPhoton Agreement and Plan of Merger. 3 To adopt the Restated Charter. 4 To approve the Company’s 2022 Equity and Incentive Plan (the 2022 Plan). 5 To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 6 To recommend, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 7 To ratify the selection of BF Borgers CPA PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. NOTE: To transact such other business as may properly come before the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Yes No Please indicate if you plan to attend this meeting

0000577136_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com QUANTUM COMPUTING INC. Annual Meeting of Shareholders To be held on Wednesday, September 21, 2022 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Robert Liscouski as proxy, with the power to appoint his substitute, and hereby authorize him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of QUANTUM COMPUTING INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on September 21, 2022, at 215 Depot Court SE, Suite 215, Leesburg, VA 20175, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side